                                                                     Exhibit 1.1


                                                      As Filed on March 27, 2006


                                     UBS AG

                          DEBT SECURITIES AND WARRANTS
                          Form of Amended and Restated
                             Distribution Agreement

                                                             __________ __, 200_

UBS Securities LLC
677 Washington Boulevard
Stamford, Connecticut 06901

UBS Financial Services Inc.
1285 Avenue of the Americas
New York, New York 10019

Ladies and Gentlemen:

         UBS AG, a corporation organized under the laws of Switzerland (the "Company"), proposes to issue and sell from time to time certain debt securities (the "Debt Securities") and warrants (the "Warrants") (collectively, the "Securities") and agrees with each of you (individually, an "Agent" and, collectively, the "Agents") as set forth in this Amended and Restated Distribution Agreement (this "Agreement"), which amends and restates in its entirety the Distribution Agreement, dated July 22, 2004, among the Company, UBS Securities LLC and UBS Financial Services Inc. Each of the terms "the Agents", "such Agent", "any Agent", "an Agent", "each Agent", "the Purchasing Agent" and "the Selling Agent", when used in this Agreement or in any Terms Agreement (as defined below) or in the Annexes hereto, shall mean UBS Securities LLC and UBS Financial Services Inc., except at any time when more Agents are acting as such hereunder, as contemplated in Section 10 hereof.

         The Company acknowledges and agrees that UBS Securities LLC and UBS Financial Services Inc. may use the Prospectus (as defined below) in connection with offers and sales of the Securities as contemplated in the Prospectus under the caption "Plan of Distribution -- Market-Making Resales by Affiliates" ("Secondary Market Transactions"). The Company further acknowledges and agrees that each of UBS Securities LLC and UBS Financial Services Inc. is under no obligation to effect any Secondary Market Transactions and, if it does so, it may discontinue effecting such transactions at any time without providing any notice to the Company. The term "Agent", whenever used in this Agreement, shall include each of UBS Securities LLC and UBS Financial Services Inc., whether acting in its capacity as an Agent or acting in connection with a Secondary Market Transaction, except as may be specifically provided otherwise herein.

         Subject to the terms and conditions stated herein and to the reservation by the Company of the right to sell Securities directly on its own behalf, the Company hereby (i) appoints each Agent as an agent of the Company for the purpose of soliciting and receiving offers to purchase Securities from the Company pursuant to Section 2(a) hereof and (ii) agrees that, except as otherwise contemplated herein, whenever it determines to sell Securities directly to any Agent as principal, it will enter into a separate agreement (each a "Terms Agreement"), substantially in the form of Annex I hereto or in such other form as may be agreed by the parties to that particular agreement, relating to such sale in accordance with Section 2(b) hereof. This Agreement shall not be construed to create either an obligation on the part of the Company to sell any Securities or an obligation of any of the Agents to purchase Securities as principal.

         The Debt Securities will be issued under either a Senior Debt Indenture, dated as of November 21, 2000 (as it may be amended or supplemented from time to time, the "Indenture"), between the Company and U.S. Bank Trust, National Association, as trustee (including any successor trustee thereunder, the "Trustee"). The Warrants will be issued under one or more separate warrant agreements (each a "Warrant Agreement") between the Company and one or more separate institutions, as warrant agent, each identified in such Warrant Agreement (each a "Warrant Agent"). The Securities shall have the maturity ranges, interest rates, if any, redemption provisions and other terms set forth in the Prospectus referred to below as it may be amended or supplemented from time to time. The Debt Securities and the Warrants will be issued, and the terms and rights thereof established, from time to time by the Company in accordance with the Indenture and the Warrant Agreements, respectively.

         1. The Company represents and warrants to, and agrees with, each Agent that:

                  (a) An "automatic shelf registration statement" as defined under Rule 405 under the Securities Act of 1933, as amended (the "Act"), on Form F-3 in respect of the Securities has been filed with the Securities and Exchange Commission (the "Commission") not earlier than three years prior to the date hereof; such registration statement, and any post-effective amendment thereto, became effective on filing; no stop order suspending the effectiveness of such registration statement or any part thereof has been issued and no proceeding for that purpose has been initiated or threatened by the Commission, and no notice of objection of the Commission to the use of such registration statement or any post-effective amendment thereto pursuant to Rule 401(g)(2) under the Act has been received by the Company; the base prospectus filed as part of such registration statement, in the form in which it has most recently been filed with the Commission on or prior to the date of this Agreement, is hereinafter called the "Base Prospectus"; any preliminary prospectus (including any preliminary prospectus supplement) relating to the Securities filed with the Commission pursuant to Rule 424(b) under the Act is hereinafter called a "Preliminary Prospectus"; the various parts of such registration statement, including all exhibits thereto but excluding Form T-1 and including any prospectus supplement relating to the Securities that is filed with the Commission and deemed by virtue of Rule 430B under the Act to be part of such registration statement, each as amended at the time such part of such registration statement became effective, are hereinafter collectively called the "Registration Statement"; the Base Prospectus (including, if applicable, any prospectus supplement) relating to the Securities is hereinafter called the "Prospectus"; any reference herein to the Base Prospectus, any Preliminary Prospectus or the Prospectus shall be deemed to refer to and include the documents incorporated by reference therein pursuant to Item 6 of Form F-3 under the Act, as of the date of such prospectus; any supplement to the Prospectus that sets forth only the terms of a particular issue of the Securities and is filed in accordance with Section 4(a) hereof is hereinafter called a "Pricing Supplement"; any reference to any amendment or supplement to the Base Prospectus, any Preliminary Prospectus or the Prospectus shall be deemed to refer to and include any post-effective amendment to the Registration Statement, any prospectus supplement relating to the Securities filed with the Commission pursuant to Rule 424(b) under the Act and any documents filed under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and incorporated therein, in each case, after the date of the Base Prospectus, such Preliminary Prospectus or the Prospectus, as the case may be; any reference herein to the "Prospectus as amended or supplemented", other than in Section 1(c)(i) hereof, shall be deemed to refer to and include the Prospectus as amended or supplemented (including by the applicable Pricing Supplement and any other prospectus supplement specifically referred to in such Pricing Supplement) in relation to the Securities to be sold pursuant to this Agreement, in the form filed or transmitted for filing with the Commission pursuant to Rule 424(b) under the Act and in accordance with Section 4(a) hereof, including any documents incorporated by reference therein as of the date of such filing;

                  (b) No order preventing or suspending the use of any Preliminary Prospectus or any "issuer free writing prospectus" as defined in Rule 433 under the Act relating to the Securities (an "Issuer Free Writing Prospectus") has been issued by the Commission, and each Preliminary Prospectus, at the time of filing thereof, conformed in all material respects to the requirements of the Act and the Trust Indenture Act of 1939, as amended (the "Trust Indenture Act"), and the rules and regulations of the Commission thereunder, and did not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that this representation and warranty shall not apply to any statements or omissions made in reliance upon and in conformity with information furnished in writing to the Company by an Agent expressly for use therein;

                  (c) (i) With respect to any issue of Securities to be sold pursuant to a Terms Agreement, the "Applicable Time" will be such time on the date of such Terms Agreement as is specified therein as the Applicable Time, and the "Pricing Disclosure Package" will be the Prospectus as amended or supplemented at the Applicable Time together with (A) the information referenced in Schedule II(b) to such Terms Agreement and (B) such other documents, if any, as may be listed in Schedule II(a) to such Terms Agreement, taken together; (ii) with respect to each such issue of Securities, the Pricing Disclosure Package, as of the Applicable Time, will not include any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they are made, not misleading; and (iii) with respect to each such issue of Securities, each Issuer Free Writing Prospectus listed in Schedule II(a) to the applicable Terms Agreement, if any, will not conflict with the information contained in the Registration Statement, the Prospectus or the Prospectus as amended or supplemented and, taken together with the Pricing Disclosure Package as of the Applicable Time, will not include any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they are made, not misleading; provided, however, that the representations and warranties in clauses (ii) and (iii) of this Section 1(c) shall not apply to statements or omissions made in any Pricing Disclosure Package or Issuer Free Writing Prospectus in reliance upon and in conformity with information furnished in writing to the Company by any Agent expressly for use therein;

                  (d) The documents incorporated by reference in the Prospectus as amended or supplemented, when they became effective or were filed with the Commission, as the case may be, conformed in all material respects to the requirements of the Act or the Exchange Act, as applicable, and the rules and regulations of the Commission thereunder, and none of such documents contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; and any further documents so filed and incorporated by reference in the Prospectus, or any further amendment or supplement thereto, when such documents become effective or are filed with the Commission, as the case may be, will conform in all material respects to the requirements of the Act or the Exchange Act, as applicable, and the rules and regulations of the Commission thereunder and will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they are made, not misleading; provided, however, that this representation and warranty shall not apply to any statements or omissions made in reliance upon and in conformity with information furnished in writing to the Company by any Agent expressly for use in the Prospectus as amended or supplemented relating to a particular issuance of Securities; and no such documents will be filed with the Commission after the Commission's close of business on the business day immediately prior to the date of the applicable Terms Agreement and prior to the date of execution of such Terms Agreement, except as set forth on Schedule II(c) to such Terms Agreement;

                  (e) The Registration Statement and the Prospectus conform, and any further amendments or supplements to the Registration Statement or the Prospectus will conform, in all material respects to the requirements of the Act and the Trust Indenture Act, and the rules and regulations of the Commission thereunder and do not and will not, as of the applicable filing date, contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; provided, however, that this representation and warranty shall not apply to any statements or omissions made in reliance upon and in conformity with information furnished in writing to the Company by any Agent expressly for use in the Prospectus as amended or supplemented to relate to a particular issuance of Securities;

                  (f) The financial statements of the Company and its consolidated subsidiaries included in the Prospectus present fairly the financial position of the Company and its consolidated subsidiaries on a consolidated basis, as of the dates indicated, and the results of their operations for the periods specified in accordance with International Financial Reporting Standards;

                  (g) The unaudited pro forma financial statements of the Company included in or incorporated by reference into the Registration Statement comply as to form with in all material respects the applicable accounting requirements of the Act and the published rules and regulations thereunder, and the pro forma adjustments have been properly applied to the historical amounts in the compilation of such statements;

                  (h) Subsequent to the respective dates as of which information is given in the Registration Statement and Prospectus as amended or supplemented, there has been no material adverse change in the condition, financial or otherwise, or in the business affairs of the Company and its consolidated subsidiaries, taken as a whole, whether or not arising in the ordinary course of business, except as set forth or contemplated in the Prospectus as amended or supplemented;

                  (i) The Company has an authorized capitalization as set forth in the Prospectus as amended or supplemented, and all of the issued shares of capital stock of the Company have been duly and validly authorized and issued and are fully paid and non-assessable;

                  (j) The Company has been duly organized and is validly existing under the laws of Switzerland, with full power and authority to engage in its business in Switzerland. The Company is licensed, registered or qualified to conduct the business in which it is engaged in each jurisdiction where the conduct of its business or the location of its properties requires such licenses, registration or qualification, except for such jurisdictions where the failure to so qualify will not have a material adverse effect on the financial condition of the Company and its consolidated subsidiaries, taken as a whole;

                  (k) The Securities have been duly authorized, and, when issued and delivered pursuant to this Agreement and any Terms Agreement, will have been duly executed, authenticated, issued and delivered and will constitute valid and legally binding obligations of the Company under the laws of the State of New York and Switzerland, entitled to the benefits provided by, in the case of Debt Securities, the applicable Indenture, and in the case of Warrants, the Warrant Agreement, which are filed as exhibits to the Registration Statement; each Indenture and each Warrant Agreement has been duly authorized, executed and delivered by the Company, each Indenture has been duly qualified under the Trust Indenture Act and each Indenture and each Warrant Agreement constitutes a valid and legally binding instrument, enforceable in accordance with its terms under the laws of the State of New York and Switzerland, subject, as to enforcement, to bankruptcy, insolvency, reorganization and other laws of general applicability relating to or affecting creditors' rights and to general equity principles; and each Indenture and each Warrant Agreement conforms, and the Securities of any particular issuance of Securities will conform, to the descriptions thereof contained in the Prospectus as amended or supplemented to relate to such issuance of Securities;

                  (l) The Company is not in violation of its Articles of Association or Organization Regulations or in default in the performance or observance of any material obligation, agreement, covenant or condition contained in any contract, indenture, mortgage, loan agreement, note, lease or other instrument to which it is a party or by which it or its properties may be bound where the effect of such violation or default would be to materially impair the

Company's ability to perform its obligations hereunder or under the Securities. This Agreement and any Terms Agreement has been duly authorized, executed and delivered by the Company and the performance of this Agreement, any Terms Agreement, each Indenture and each Warrant Agreement by the Company of its obligations hereunder and thereunder have been duly authorized by all necessary corporate action and will not conflict with or constitute a breach of, or default under, or result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of the Company pursuant to any contract, indenture, mortgage, loan agreement, note, lease or other instrument to which the Company is a party or by which it may be bound or to which any of the property or assets of the Company is subject, nor will such action result in any violation of the provisions of the Articles of Association or Organization Regulations of the Company or any law, administrative regulation or administrative or court order or decree applicable to the Company; and no consent, approval, authorization, order, registration or qualification of or with any court or governmental agency or body is required for the solicitation of offers to purchase Securities, the issue and sale of the Securities or the consummation by the Company of the other transactions contemplated by this Agreement, any Terms Agreement, the Indenture or any Warrant Agreement, except such as have been, or will have been prior to the Commencement Date (as defined in Section 3 hereof), obtained under the Act or the Trust Indenture Act and such consents, approvals, authorizations, registrations or qualifications as may be required under state securities or Blue Sky laws in connection with the solicitation by such Agent of offers to purchase Securities from the Company and with purchases of Securities by such Agent as principal, as the case may be, in each case in the manner contemplated hereby;

                  (m) The statements set forth in the Prospectus as amended or supplemented under the captions "Description of Debt Securities We May Offer" and "Description of Warrants We May Offer", insofar as they purport to constitute a summary of the terms of the Securities, and under the captions "U.S. Tax Considerations" and "Plan of Distribution", insofar as they purport to describe the provisions of the laws and documents referred to therein, are accurate, complete and fair;

                  (n) There are no legal or governmental actions, suits or proceedings before or by any court or governmental agency or body, domestic or foreign, now pending or, to the best knowledge of the Company, threatened against or affecting the Company or of which any property of the Company is the subject, other than as set forth in the Prospectus as amended or supplemented and other than legal or governmental actions, suits or proceedings which in each case and in the aggregate are not expected to have a material adverse effect on the financial condition of the Company and its consolidated subsidiaries taken as a whole or the ability of the Company to perform its obligations under this Agreement, the Securities or the Indenture;

                  (o) The Company is not and, after giving effect to each offering and sale of the Securities and the application of the proceeds thereof, will not be an "investment company", as such term is defined in the Investment Company Act of 1940, as amended (the "Investment Company Act");

                  (p) (i)(A) At the time of filing the Registration Statement,
(B) at the time of the most recent amendment thereto for the purposes of complying with Section 10(a)(3) of the Act (whether such amendment was by post-effective amendment, incorporated report filed pursuant to Section 13 or 15(d) of the Exchange Act or form of prospectus) and (C) at the time the Company or any person acting on its behalf (within the meaning, for this clause only, of Rule 163(c) under the Act) made any offer relating to the Securities in reliance on the exemption of Rule 163 under the Act, the Company was a "well-known seasoned issuer" as defined in Rule 405 under the Act; and (ii) at the earliest time after the filing of the Registration Statement that the Company or another offering participant made a bona fide offer (within the meaning of Rule 164(h)(2) under the Act) of the Securities, the Company was not an "ineligible issuer" as defined in Rule 405 under the Act;

                  (q) Ernst & Young Ltd., who have certified certain financial statements of the Company and its subsidiaries, are independent public accountants as required by the Act and the rules and regulations of the Commission thereunder;

                  (r) Under the laws of Switzerland, the obligations of the Company under the Securities will rank pari passu under all other unsecured indebtedness of the Company for money borrowed that is not contractually subordinated to the payment of such obligations including unsecured deposit obligations, except for obligations entitled to statutory priority in the event of liquidation upon insolvency; and

                  (s) Under the laws of the Switzerland, the Company, being a corporation which is subject to civil and commercial law, has no right of immunity, on the grounds of sovereignty or otherwise.

         2. (a) On the basis of the representations and warranties herein contained, and subject to the terms and conditions herein set forth, each of the Agents hereby severally and not jointly agrees, as agent of the Company, to use its reasonable efforts to solicit and receive offers to purchase the Securities from the Company upon the terms and conditions set forth in the Prospectus as amended or supplemented from time to time. So long as this Agreement shall remain in effect with respect to any Agent, the Company shall not, without the consent of such Agent, solicit or accept offers to purchase, or sell, any Securities except (i) pursuant to this Agreement or any Terms Agreement, (ii) pursuant to a private placement not constituting a public offering under the Act and in accordance with Section 4(2) or Regulation D under the Act, (iii) pursuant to an offering of securities exempt from registration under Section 3(a)(2) under the Act, (iv) pursuant to an offering outside the United States that is not subject to the registration requirements of the Act or (v) in connection with a firm commitment underwriting pursuant to an underwriting agreement that does not provide for a continuous offering of debt securities (other than in Secondary Market Transactions). However, the Company reserves the right to sell, and may solicit and accept offers to purchase, Securities directly on its own behalf in transactions with persons other than broker-dealers, and, in the case of any such sale not resulting from a solicitation made by any Agent, no commission will be payable with respect to such sale. These provisions shall not limit Section 4(i) hereof or any similar provision included in any Terms Agreement.

         Procedural details relating to the issue and delivery of Securities, the solicitation of offers to purchase Securities and the payment in each case therefor shall be as set forth in the Administrative Procedure attached hereto as Annex II as it may be amended or supplemented from time to time by written agreement between the Agents and the Company (the "Administrative Procedure"). The provisions of the Administrative Procedure shall apply to all transactions contemplated hereunder other than those made pursuant to a Terms Agreement. Each Agent and the Company agree to perform the respective duties and obligations specifically provided to be performed by each of them in the Administrative Procedure. The Company will furnish to the Trustee a copy of the Administrative Procedure as from time to time in effect.

         The Company reserves the right, in its sole discretion, to suspend solicitation of offers to purchase Securities from the Company commencing at any time for any period of time or permanently. The Company shall be entitled to suspend such solicitation as to any Agent or all of the Agents, as determined by the Company. Upon receipt of instructions from the Company, the relevant Agent or Agents shall suspend solicitation of offers to purchase from the Company until such time as the Company has advised such Agent or Agents that such solicitation may be resumed. During such period, the Company shall not be required to comply with the provisions of Sections 4(h), 4(i), 4(j), 4(k) and 4(l). Upon advising the Agents that such solicitation may be resumed, however, the Company shall simultaneously provide the documents required to be delivered by Sections 4(h), 4(i), 4(j), 4(k) and 4(l), and the Agents shall have no obligation to solicit offers to purchase the Securities until such documents have been received by the Agents. In addition, any failure by the Company to comply with its obligations hereunder, including its obligations to deliver the documents required by Sections 4(h), 4(i), 4(j), 4(k) and 4(l), shall automatically terminate the Agents' obligations hereunder, including its obligations to solicit offers to purchase the Securities hereunder as agent or to purchase Securities hereunder as principal.

         Unless otherwise agreed to pursuant to a Terms Agreement, the Company agrees to pay each Agent a commission, at the time of settlement of any sale of a Security by the Company as a result of a solicitation made by such Agent, in an amount equal to the following applicable percentage of the principal amount of such Security sold:

                                                           Commission
             Maturities                         (percentage of principal amount)
------------------------------------            --------------------------------
Less than 9 months                                          0.100%
From 9 months to less than 1 year                           0.125%
From 1 year to less than 18 months                          0.150%
From 18 months to less than 2 years                         0.200%
From 2 years to less than 3 years                           0.250%
From 3 years to less than 4 years                           0.350%
From 4 years to less than 5 years                           0.450%
From 5 years to less than 6 years                           0.500%
From 6 years to less than 7 years                           0.550%
From 7 years to less than 10 years                          0.600%
From 10 years to less than 15 years                         0.625%
From 15 years to less than 20 years                         0.700%
From 20 years to less than 30 years                         0.750%
30 years or more                                      (To be negotiated)

                  (b) Each sale of Securities by the Company to any Agent as principal shall be made in accordance with the terms of this Agreement and (unless the Company and such Agent shall otherwise agree) a Terms Agreement which will provide for the sale of such Securities by the Company to, and the purchase thereof by, such Agent; a Terms Agreement may also specify certain provisions relating to the reoffering of such Securities by such Agent; the commitment of any Agent to purchase Securities as principal, whether pursuant to any Terms Agreement or otherwise, shall be deemed to have been made on the basis of the representations and warranties of the Company herein contained and shall be subject to the terms and conditions herein set forth; each Terms Agreement shall specify the principal amount of Securities to be purchased by any Agent pursuant thereto, the price to be paid to the Company for such Securities, any provisions relating to rights of, and default by, underwriters acting together with such Agent in the reoffering of the Securities and the time and date and place of delivery of and payment for such Securities; such Terms Agreement shall also specify any requirements for opinions of counsel, accountants' letters and officers' certificates pursuant to Section 4 hereof and such Terms Agreement may also include such other provisions (including provisions that modify this Agreement insofar as it sets forth the agreement between the Company and such Agent) as the Company and such Agent may agree upon. Unless otherwise agreed between the Company and the relevant Agents, each Agent proposes to offer Securities purchased by it as principal from the Company for sale at prevailing market prices or prices related thereto at the time of sale, which may be equal to, greater than or less than the price at which such Securities are purchased by such Agent from the Company. Unless otherwise agreed between the Company and the relevant Agents, where more than one Agent has agreed with the Company to purchase a particular issue of Securities pursuant to this subsection, the obligations of such Agents so to purchase such Securities shall be several and not joint.

         For each sale of Securities by the Company to an Agent as principal that is not made pursuant to a Terms Agreement, the procedural details relating to the issue and delivery of such Securities and payment therefor shall be as set forth in the Administrative Procedure.

         For each such sale of Securities by the Company to an Agent as principal that is not made pursuant to a Terms Agreement, the Company agrees to pay such Agent a commission (or grant an equivalent discount) as provided in
Section 2(a) hereof and in accordance with the schedule set forth therein. Each time and date of delivery of and payment for Securities to be purchased from the Company by an Agent as principal, whether set forth in a Terms Agreement or in accordance with the Administrative Procedure, is referred to herein as a "Time of Delivery".

                  (c) Each Agent agrees, with respect to any Security denominated in a currency other than U.S. dollars, and whether acting as agent, as principal under any Terms Agreement or otherwise (including in any Secondary Market Transaction), not to solicit offers to purchase or otherwise offer, sell or deliver such Security, directly or indirectly, in, or to residents of, the country issuing such currency, except as permitted by applicable law.

                  (d) Nothing in this Agreement shall be read or deemed to preclude the Company and one or more of the Agents from modifying or supplementing this Agreement (including the Administrative Procedure) insofar as it applies to transactions between them without such modifications or supplemental provisions being made of general applicability to transactions between the Company and all of the Agents.

         3. The documents required to be delivered pursuant to Section 6 hereof on the Commencement Date (as defined below) shall be delivered to the Agents at the offices of Sullivan & Cromwell LLP, 125 Broad Street, New York, New York 10004, at 11:00 a.m., New York City time, on the date of this Agreement, which date and time of such delivery may be postponed by agreement between the Agents and the Company but in no event shall be later than the day prior to the date on which solicitation of offers to purchase Securities is commenced or on which any Terms Agreement is executed (such time and date being referred to herein as the "Commencement Date").

         4.  The Company covenants and agrees with each Agent:

                  (a) (i) To make no amendment or supplement to the Registration Statement or the Prospectus (A) prior to the Commencement Date which shall be disapproved by any Agent promptly after reasonable notice thereof, (B) after the date of any Terms Agreement or other agreement by an Agent to purchase Securities as principal and prior to the related Time of Delivery which shall be disapproved by any Agent party to such Terms Agreement or so purchasing as principal promptly after reasonable notice thereof or (C) during the period beginning on the Commencement Date and continuing for as long as may be required under applicable law, in the reasonable judgment of such Agent after consultation with the Company, in order to offer and sell any Securities in Secondary Market Transactions as contemplated by the Prospectus (the "Secondary Transactions Period") which shall be disapproved by such Agent promptly after reasonable notice thereof;

                           (ii) to prepare, with respect to any Securities to be sold by the Company through or to such Agent pursuant to this Agreement, a Pricing Supplement with respect to such Securities in a form previously approved by such Agent and to file such Pricing Supplement pursuant to Rule 424(b)(3) under the Act not later than the close of business of the Commission on the fifth business day after the date on which such Pricing Supplement is first used or, if required under Rule 424(b) under the Act, no later than the close of business of the Commission on the second business day after the date on which such Pricing Supplement is first used;

                           (iii) to make no amendment or supplement to the Registration Statement or Prospectus, other than any Pricing Supplement, at any time prior to having afforded each Agent a reasonable opportunity to review and comment thereon (other than documents filed under the Exchange Act, and incorporated by reference in such Registration Statement or Prospectus, as the case may be, which documents the Company shall provide to such Agent promptly after being transmitted for filing with the Commission);

                           (iv) with respect to any issue of Securities to be sold pursuant to a Terms Agreement, but only if requested by the Agents party to such Terms Agreement prior to the Applicable Time, to prepare a final term sheet relating to such Securities in the form set forth in
         Schedule III to such Terms Agreement and to file such final term sheet pursuant to Rule 433(d) under the Act within the time required by such rule;

                           (v) to file promptly all material required to be filed by the Company with the Commission pursuant to Rule 433(d) under the Act;

                           (vi) to file promptly all reports and any definitive proxy or information statements required to be filed by the Company with the Commission pursuant to Section 13(a), 13(c), 14 or 15(d) of the Exchange Act subsequent to the date of the Prospectus and for so long as the delivery of a prospectus (or, in lieu thereof, the notice referred to in Rule 173(a) under the Act) is required in connection with the offering or sale of the Securities (including in any Secondary Market Transactions during the Secondary Transactions Period), and during such same period to advise such Agent, promptly after the Company receives notice thereof, of the time when any amendment to the Registration Statement has been filed or has become effective or any supplement to the Prospectus or any amended Prospectus (other than any Pricing Supplement that relates to Securities not purchased through or by such Agent) has been filed with the Commission, of the issuance by the Commission of any stop order or of any order preventing or suspending the use of any prospectus in respect of the Securities, of any notice of objection of the Commission to the use of the Registration Statement or any post-effective amendment thereto pursuant to Rule 401(g)(2) under the Act relating to the Securities, of the suspension of the qualification of the Securities for offering or sale in any jurisdiction, of the initiation or threatening of any proceeding for any such purpose, or of any request by the Commission for the amendment or supplement of the Registration Statement or Prospectus or for additional information;

                           (vii) in the event of the issuance of any such stop order or of any such order preventing or suspending the use of any such prospectus, of any such notice of objection or of any such suspension of any such qualification, to use promptly its best efforts to obtain its withdrawal;

                  (b) If required by Rule 430B(h) under the Act, to prepare a form of prospectus in a form approved by UBS Securities LLC and UBS Financial Services Inc. and to file such form of prospectus pursuant to Rule 424(b) under the Act not later than may be required by Rule 424(b) under the Act; and to make no further amendment or supplement to such form of prospectus which shall be disapproved by UBS Securities LLC and UBS Financial Services Inc. promptly after reasonable notice thereof;

                  (c) If by the third anniversary (the "Renewal Deadline") of the initial effective date of the Registration Statement, any of the Securities remain unsold by the Agents, the Company will file, if it has not already done so and is eligible to do so, a new automatic shelf registration statement relating to the Securities, in a form satisfactory to you. If at the Renewal Deadline the Company is no longer eligible to file an automatic shelf registration statement, the Company will, if it has not already done so, file a new shelf registration statement relating to the Securities, in a form satisfactory to you and will use its best efforts to cause such registration statement to be declared effective within 180 days after the Renewal Deadline. The Company will take all other action necessary or appropriate to permit the public offering and sale of the Securities to continue as contemplated in the expired registration statement relating to the Securities. References herein to the Registration Statement shall include such new automatic shelf registration statement or such new shelf registration statement, as the case may be;

                  (d) Promptly from time to time to take such action as such Agent may reasonably request to qualify the Securities for offering and sale under the securities laws of such jurisdictions as such Agent may request and to comply with such laws so as to permit the continuance of sales and dealings therein for as long as may be necessary to complete the distribution or sale of the Securities (including in any Secondary Market Transactions during the Secondary Transactions Period); provided, however, that in connection therewith the Company shall not be required to qualify as a foreign corporation or to file a general consent to service of process in any such jurisdiction;

                  (e) (i) To furnish such Agent with copies of the Registration Statement and each amendment thereto and with copies of the Prospectus as each time amended or supplemented, other than any Pricing Supplement (except as provided in the Administrative Procedure), in the form in which it is filed with the Commission pursuant to Rule 424 under the Act, and with copies of the documents incorporated by reference therein, all in such quantities as such Agent may reasonably request from time to time;

                           (ii) if the delivery of a prospectus (or, in lieu thereof, the notice referred to in Rule 173(a) under the Act) is required at any time prior to the expiration of nine months after the time of issue of the applicable Pricing Supplement in connection with the offering or sale of the Securities (including Securities purchased from the Company by such Agent as principal and including in any Secondary Market Transactions during the Secondary Transactions Period, whether before or after such expiration) and if at such time any event shall have occurred as a result of which the Prospectus as then amended or supplemented would include an untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made when such Prospectus (or, in lieu thereof, the notice referred to in Rule 173(a) under the Act) is delivered, not misleading, or, if for any other reason it shall be necessary during such same period to amend or supplement the Prospectus or to file under the Exchange Act any document incorporated by reference in the Prospectus in order to comply with the Act, the Exchange Act or the Trust Indenture Act, to notify such Agent and request such Agent, in its capacity as agent of the Company, to suspend solicitation of offers to purchase Securities from the Company (and, if so notified, such Agent shall cease such solicitations as soon as practicable, but in any event not later than one business day later); and if the Company shall decide to amend or supplement the Registration Statement or the Prospectus as then amended or supplemented, to so advise such Agent promptly by telephone (with confirmation in writing) and to prepare and cause to be filed promptly with the Commission an amendment or supplement to the Registration Statement or the Prospectus as then amended or supplemented that will correct such statement or omission or effect such compliance;

                           (iii) notwithstanding paragraph (ii) above, if during the period specified in such paragraph such Agent continues to own Securities purchased from the Company by such Agent as principal or such Agent is otherwise required to deliver a prospectus (or, in lieu thereof, the notice referred to in Rule 173(a) under the Act) in respect of transactions in the Securities (including in any Secondary Market Transactions during the Secondary Transactions Period), the Company shall promptly prepare and file with the Commission such an amendment or supplement and furnish without charge to such Agent as many copies as it may from time to time during such period reasonably request of such amendment or supplement; provided, however, that the Company may elect, upon notice to such Agent not to comply with this paragraph (iii) with respect to any Secondary Market Transaction, but only for a period or periods that the Company reasonably determines are necessary in order to avoid premature disclosure of material, non-public information, unless, notwithstanding such election, such disclosure would otherwise be required under this Agreement; and provided, further, that no such period or periods described in the preceding proviso shall exceed 90 days in the aggregate during any period of 12 consecutive calendar months. Upon receipt of any such notice, each Agent shall cease using the Prospectus or any amendment or supplement thereto in connection with Secondary Market Transactions until it receives notice from the Company that it may resume using such document (or such document as it may be amended or supplemented);

                  (f) To make generally available to its securityholders as soon as practicable, but in any event not later than 18 months after the effective date of the Registration Statement (as defined in Rule 158(c) under the Act), an earnings statement of the Company and its subsidiaries

(which need not be audited) complying with Section 11(a) of the Act and the rules and regulations of the Commission thereunder (including, at the option of the Company, Rule 158 under the Act);

                  (g) To pay the required Commission filing fees relating to the Securities within the time required by Rule 456(b)(1) under the Act without regard to the proviso therein and otherwise in accordance with Rules 456(b) and 457(r) under the Act;

                  (h) So long as such Agent is continuing to solicit and receive offers to purchase Securities in accordance with the terms and conditions of this Agreement, to furnish to such Agent copies of all reports or other communications (financial or other) furnished to stockholders generally, and to deliver to such Agent (i) as soon as they are available, copies of any reports and financial statements furnished to or filed with the Commission or any national securities exchange on which any class of securities of the Company is listed; and (ii) such additional information concerning the business and financial condition of the Company as such Agent may from time to time reasonably request (such financial statements to be on a consolidated basis to the extent the accounts of the Company and its subsidiaries are consolidated in reports furnished to its stockholders generally or to the Commission);

                  (i) That, from the date of any Terms Agreement with such Agent or other agreement by such Agent to purchase Securities as principal and continuing to and including the later of (i) the termination of the "restricted period", as such term is defined under Regulation M, relating to the Securities purchased thereunder, as notified to the Company by such Agent, and (ii) the related Time of Delivery, the Company will not, without the prior written consent of such Agent, offer, sell, contract to sell or otherwise dispose of any debt securities of the Company which are substantially similar to such Securities;

                  (j) That each acceptance by the Company of an offer to purchase Securities hereunder (including any purchase from the Company by such Agent as principal not pursuant to a Terms Agreement), and each execution and delivery by the Company of a Terms Agreement with such Agent, shall be deemed to be an affirmation to such Agent that the representations and warranties of the Company contained in or made pursuant to this Agreement are true and correct as of the date of such acceptance or of such Terms Agreement, as the case may be, as though made at and as of such date, and an undertaking that such representations and warranties will be true and correct as of the settlement date for the Securities relating to such acceptance or as of the Time of Delivery relating to such sale, as the case may be, as though made at and as of such date (except that such representations and warranties shall be deemed to relate to the Registration Statement and the Prospectus as amended and supplemented relating to such Securities);

                  (k) That each time the Registration Statement or the Prospectus shall be amended or supplemented (other than by a Pricing Supplement), and each time the Company sells Securities to such Agent as principal pursuant to a Terms Agreement and such Terms Agreement specifies the delivery of an opinion under this Section 4(k) as a condition to the purchase of Securities pursuant to such Terms Agreement, the Company shall furnish or cause to be furnished forthwith to such Agent a written opinion of the Company's Swiss counsel, or other counsel for the Company satisfactory to such Agent, dated the date of such amendment or supplement or the Time of Delivery relating to such sale, as the case may be, in form satisfactory to such Agent, to the effect that such Agent may rely on the opinion of such counsel referred to in Section 6(b) hereof which was last furnished to such Agent to the same extent as though it were dated the date of such letter authorizing reliance (except that the statements in such last opinion shall be deemed to relate to the Registration Statement and the Prospectus as amended and supplemented to such date) or, in lieu of such opinion, an opinion of the same tenor as the opinion of such counsel referred to in Section 6(b) hereof but modified to relate to the Registration Statement and the Prospectus as amended and supplemented to such date;

                  (l) That each time the Registration Statement or the Prospectus shall be amended or supplemented (other than by a Pricing Supplement), and each time the Company sells Securities to such Agent as principal pursuant to a Terms Agreement and such Terms Agreement specifies the delivery of an opinion under this Section 4(l) as a condition to the purchase of Securities pursuant to such Terms Agreement, the Company shall furnish or cause to be furnished forthwith to such Agent a written opinion of Sullivan & Cromwell LLP, the Company's United States counsel, dated the date of such amendment or supplement or the Time of Delivery relating to such sale, as the case may be, in form satisfactory to such Agent, to the effect that such Agent may rely on the opinion of such counsel referred to in Section 6(c) hereof which was last furnished to such Agent to the same extent as though it were dated the date of such letter authorizing reliance (except that the statements in such last opinion shall be deemed to relate to the Registration Statement and the Prospectus as amended and supplemented to such date) or, in lieu of such opinion, an opinion of the same tenor as the opinion of such counsel referred to in Section 6(c) hereof but modified to relate to the Registration Statement and the Prospectus as amended and supplemented to such date;

                  (m) That each time the Registration Statement or the Prospectus shall be amended or supplemented to set forth financial information included in or derived from the Company's consolidated financial statements or accounting records, and each time the Company sells Securities to such Agent as principal pursuant to a Terms Agreement and such Terms Agreement specifies the delivery of a letter under this Section 4(m) as a condition to the purchase of Securities pursuant to such Terms Agreement, the Company shall cause the independent certified public accountants who have certified the financial statements of the Company and its subsidiaries included or incorporated by reference in the Registration Statement forthwith to furnish such Agent a letter, dated the date of such amendment or supplement or the Time of Delivery relating to such sale, as the case may be, in form satisfactory to such Agent, of the same tenor as the letter referred to in Section 6(d) hereof but modified to relate to the Registration Statement and the Prospectus as amended or supplemented to the date of such letter, with such changes as may be necessary to reflect changes in the financial statements and other information derived from the accounting records of the Company, to the extent such financial statements and other information are available as of a date not more than five business days prior to the date of such letter; provided, however, that, with respect to any financial information or other matter, such letter may reconfirm as true and correct at such date as though made at and as of such date, rather than repeat, statements with respect to such financial information or other matter made in the letter referred to in Section 6(d) hereof which was last furnished to such Agent;

                  (n) That each time the Registration Statement or the Prospectus shall be amended or supplemented (other than by a Pricing Supplement), and each time the Company sells Securities to such Agent as principal and the applicable Terms Agreement specifies the delivery of a certificate under this Section 4(n) as a condition to the purchase of Securities pursuant to such Terms Agreement, the Company shall furnish or cause to be furnished forthwith to such Agent a certificate, dated the date of such supplement or amendment or the Time of Delivery relating to such sale, as the case may be, in such form and executed by such officers of the Company as shall be satisfactory to such Agent, to the effect that the statements contained in the certificates referred to in Section 6(i) hereof which was last furnished to such Agent are true and correct at such date as though made at and as of such date (except that such statements shall be deemed to relate to the Registration Statement and the Prospectus as amended and supplemented to such date), or, in lieu of such certificate, certificates of the same tenor as the certificates referred to in said Section 6(i) but modified to relate to the Registration Statement and the Prospectus as amended and supplemented to such date;

                  (o) To offer to any person who has agreed to purchase Securities from the Company as the result of an offer to purchase solicited by such Agent the right to refuse to purchase and pay for such Securities if, on the related settlement date fixed pursuant to the Administrative Procedure, any condition set forth in Section 6(a), 6(e), 6(f), 6(g) or 6(h) hereof shall not have been satisfied (it being understood that the judgment of such person with respect to the impracticability or inadvisability of such purchase of Securities shall be substituted, for purposes of this Section 4(o), for the respective judgments of an Agent with respect to certain matters referred to in such Sections 6(e) and 6(g), and that such Agent shall have no duty or obligation whatsoever to exercise the judgment permitted under such Sections 6(e) and 6(g) on behalf of any such person);

                  (p) In the event that the Company and one or more Agents agree to list Securities on a stock exchange, the Company shall cause an initial application to be made on such stock exchange. In connection with any series of Securities that is intended to be listed, the Company shall use its reasonable best efforts to obtain the listing as promptly as practicable and to furnish or cause to be furnished any and all documents, instruments, information and undertakings that may be necessary or advisable in order to obtain and maintain the listing. The Company shall comply with any undertaking given to it from time to time by the relevant stock exchange in connection with any Securities listed on such stock exchange and shall furnish or cause to be furnished to the relevant stock exchange all such information as the relevant stock exchange may require in connection with the listing of any Securities on such stock exchange; and if any Securities cease to be listed on the relevant stock exchange, the Company shall endeavor promptly to list such Securities on such securities exchange as may be agreed between the Company and the relevant Agent; and

                  (q) To use the net proceeds received by it from the sale of the Securities pursuant to this Agreement in the manner specified in the Prospectus as amended or supplemented under the caption "Use of Proceeds".

         4A.

                    (a) (i) The Company and each Agent agree that the Agents may prepare and use one or more preliminary or final term sheets relating to the Securities containing customary information;

                           (ii) Each Agent represents that, other than as permitted under subparagraph (a)(i) above, it has not made and will not make any offer relating to the Securities that would constitute a "free writing prospectus" as defined in Rule 405 under the Act without the prior consent of the Company, UBS Securities LLC and UBS Financial Services Inc. and that, with respect to any issue of Securities to be sold pursuant to a Terms Agreement, Schedule II(a) to such Terms Agreement will be a complete list of any free writing prospectuses for which the Agents have received such consent; and

                           (iii) The Company represents and agrees that it has not made and will not make any offer relating to the Securities that would constitute an Issuer Free Writing Prospectus without the prior consent of UBS Securities LLC and UBS Financial Services Inc. and that, with respect to any issue of Securities to be sold pursuant to a Terms Agreement, Schedule II(a) to such Terms Agreement will be a complete list of any free writing prospectuses for which the Company has received such consent;

                    (b) The Company has complied and will comply with the requirements of Rule 433 under the Act applicable to any Issuer Free Writing Prospectus, including timely filing with the Commission or retention where required and legending; and

                    (c) The Company agrees that if at any time following issuance of an Issuer Free Writing Prospectus any event occurred or occurs as a result of which such Issuer Free Writing Prospectus would conflict with the information in the Registration Statement, the Prospectus, the Prospectus as amended or supplemented or the Pricing Supplement or would include an untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances then prevailing, not misleading, the Company will give prompt notice thereof to UBS Securities LLC and UBS Financial Services Inc. and, if requested by UBS Securities LLC and UBS Financial Services Inc., will prepare and furnish without charge to each Agent an Issuer Free Writing Prospectus or other document which will correct such conflict, statement or omission; provided, however, that if such statements or omissions was made in an Issuer Free Writing Prospectus made in reliance upon and in conformity with information furnished in writing to the Company by an Agent through UBS Securities LLC and UBS Financial Services Inc. expressly for use therein the Company will be reimbursed by the Agents for its reasonable costs of preparing and furnishing such Free Writing Prospectus or other document.

         5. The Company covenants and agrees with each Agent that the Company will pay or cause to be paid the following: (i) the fees, disbursements and expenses of the Company's counsel and accountants in connection with the registration of the Securities under the Act and all other expenses in connection with the preparation, printing and filing of the Registration Statement, the Base Prospectus, any Preliminary Prospectus, the Prospectus, any Issuer Free Writing Prospectus and any Pricing Supplements and all other amendments and supplements thereto and the mailing and delivering of copies thereof to such Agent; (ii) the cost of printing, producing or reproducing this Agreement, any Terms Agreement, the Indenture, closing documents (including any compilations thereof) and any other documents in connection with the offering, purchase, sale and delivery of the Securities; (iii) all expenses in connection with the qualification of the Securities for offering and sale under state securities laws as provided in Section 4(b) hereof, including the fees and disbursements in connection with such qualification and in connection with any Blue Sky and legal investment surveys; (iv) any fees charged by securities rating services for rating the Securities; (v) any filing fees incident to, and the fees and disbursements in connection with, any required review by the National Association of Securities Dealers, Inc. of the terms of the sale of the Securities (other than, in the case of UBS Securities LLC, in any Secondary Market Transactions); (vi) the cost of preparing the Securities; (vii) the fees and expenses of any Trustee and any agent of any Trustee and any transfer or paying agent of the Company and the fees and disbursements of counsel for any Trustee or such agent in connection with the Indenture and the Securities;
(viii) any advertising expenses connected with the solicitation of offers to purchase and the sale of Securities so long as such advertising expenses have been approved by the Company; and (ix) all other costs and expenses incident to the performance of its obligations hereunder which are not otherwise specifically provided for in this Section. Except as provided in Sections 7 and 8 hereof, each Agent shall pay all other expenses it incurs.

         6. The obligation of any Agent, as agent of the Company, at any time ("Solicitation Time") to solicit offers to purchase the Securities from the Company and the obligation of any Agent to purchase Securities from the Company as principal, pursuant to any Terms Agreement or otherwise, shall in each case be subject, in such Agent's discretion, to the condition that all representations and warranties and other statements of the Company herein (and, in the case of an obligation of an Agent under a Terms Agreement, in or incorporated by reference in such Terms Agreement) are true and correct at and as of the Commencement Date and any applicable date referred to in Section 4(n) hereof that is prior to such Solicitation Time or at and as of both such Time of Delivery and Time of Sale, as the case may be ("Time of Sale" shall mean, with respect to any obligation of an Agent to purchase Securities as principal, the time when the related Terms Agreement becomes effective or, if there is no Terms Agreement, the time when the Agent otherwise becomes committed to purchase the Securities), as the case may be, and at and as of such Solicitation Time or Time of Delivery; the condition that prior to such Solicitation Time or Time of Delivery, as the case may be, the Company shall have performed all of its obligations hereunder theretofore to be performed; and the following additional conditions:

                  (a) (i) With respect to any Securities sold at or prior to such Solicitation Time or Time of Delivery, as the case may be, the Prospectus as amended or supplemented (including the Pricing Supplement) with respect to such Securities shall have been filed with the Commission pursuant to Rule 424(b) under the Act within the applicable time period prescribed for such filing by the rules and regulations under the Act and in accordance with Section 4(a) hereof; (ii) the final term sheet contemplated by
Section 4(a)(iv) hereof and any other material required to be filed by the Company pursuant to Rule 433(d) under the Act shall have been filed with the Commission within the applicable time periods prescribed for such filings by Rule 433; (iii) no stop order suspending the effectiveness of the Registration Statement or any part thereof shall have been issued and no proceeding for that purpose shall have been initiated or threatened by the Commission and no notice of objection of the Commission to the use of the Registration Statement or any post-effective amendment thereto pursuant to Rule 401(g)(2) under the Act shall have been received; (iv) no stop order suspending or preventing the use of the Prospectus or any Issuer Free Writing Prospectus shall have been initiated or threatened by the Commission; and (v) all requests for additional information on the part of the Commission shall have been complied with to the reasonable satisfaction of such Agent;

                  (b) Homburger, Swiss counsel for the Company, or other counsel for the Company satisfactory to such Agent, shall have furnished to such Agent such counsel's written opinions, dated the Commencement Date and each applicable date referred to in 4(h) hereof that is on or prior to such Solicitation Time or Time of Delivery, as the case may be, in form and substance satisfactory to such Agent, to the effect that:

                           (i) The Company has been duly organized and is
validly existing under the laws of Switzerland, with full power and authority to own its properties and conduct its business as described in the Prospectus as amended or supplemented;

                           (ii) The Company has an authorized capitalization as set forth in the Prospectus as amended or supplemented and all of the issued shares of capital stock of the Company have been duly and validly authorized and issued and are fully paid and non-assessable;

                           (iii) To the best of such counsel's knowledge and other than as set forth in the Prospectus as amended or supplemented, there are no legal or governmental proceedings pending to which the Company or any of its subsidiaries is a party or to which any property of the Company or any of its subsidiaries is subject, that is reasonably likely, individually or in the aggregate, to have a material adverse effect on the current or future consolidated financial position, stockholders' equity or results of operations of the Company and its subsidiaries, and to the best of such counsel's knowledge, no such proceedings are threatened or contemplated by governmental authorities or threatened by others;

                           (iv) This Agreement and any applicable Terms Agreement have been duly authorized, executed and delivered by the Company;

                           (v) Each Indenture has been duly authorized, executed and delivered by the Company and constitutes a valid and legally binding obligation of the Company enforceable in accordance with its terms insofar as the laws of Switzerland are concerned, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors' rights and to general equity principles;

                           (vi) Each Warrant Agreement has been duly authorized, executed and delivered by the Company and constitutes a valid and legally binding obligation of the Company enforceable in accordance with its terms insofar as the laws of Switzerland are concerned, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors' rights and to general equity principles;

                           (vii) The Securities have been duly authorized and, when the terms of a particular Security and of its issuance and sale have been duly authorized and established by all necessary corporate action in conformity with the applicable Indenture, and such Security has been duly prepared, executed, authenticated and issued in accordance with the applicable Indenture and delivered against payment in accordance with this Agreement, such Security will constitute a valid and legally binding obligation of the Company enforceable in accordance with its terms insofar as the laws of Switzerland are concerned, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors' rights and to general equity principles;

                           (viii) The issue and sale of the Securities by the Company, the compliance by the Company with all of the provisions of the Securities, the Indenture, this Agreement and any applicable Terms Agreement and the consummation by the Company of the transactions herein and therein contemplated will not conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, any material indenture, mortgage, deed of trust, loan agreement or other agreement or instrument known to such counsel to which the Company is then a party or by which the Company is then bound or to which any of the property or assets of the Company is then subject, nor will such action result in any violation of the provisions of the Articles of Association of the Company as then in effect or any statute, or any order, rule or regulation known to such counsel of any court or governmental agency or body having jurisdiction over the Company or any of its properties, in each case as then in effect (it being understood that, in the case of any opinion to be delivered at a Time of Delivery, the term "Securities" as used in this paragraph (vii) shall mean the Securities to be delivered at such time);

                           (ix) No consent, approval, authorization, order, registration or qualification of or with any court or governmental agency or body of Switzerland is required for the issue and sale of the Securities in accordance with this Agreement or the consummation by the Company of the other transactions contemplated by this Agreement, any applicable Terms Agreement, the Securities or the Indenture, except such consents, approvals, authorizations, registrations or qualifications that have been obtained or made (it being understood that, in the case of any opinion to be delivered at a Time of

      Delivery, the term "Securities" as used in this paragraph (viii) shall mean the Securities to be delivered at such time);

                  (x) All acts, matters and things required by the applicable laws of Switzerland to be performed, fulfilled or done before the issue of the Securities to render the obligations undertaken by the Company pursuant to the Securities, the Indenture, this Agreement and any applicable Terms Agreement valid and binding insofar as the laws of Switzerland are concerned have been performed, fulfilled and done in due and strict compliance with all such laws;

                  (xi) Under the circumstances of the offer and sale of the Securities in the manner contemplated by this Agreement, any applicable Terms Agreement and the Indenture, no ad valorem stamp duties or similar taxes are payable in Switzerland on the Securities, this Agreement, any applicable Terms Agreement or the Indenture or in connection with the observance of the obligations under them and no taxes, levies, imposts or charges are required by the laws of Switzerland to be deducted or withheld from any payment by the Company under this Agreement, any applicable Terms Agreement, the Indenture or the Securities;

                  (xii) A judgment in respect of this Agreement, any Terms Agreement, the Indenture or the Securities enforceable against the Company in New York will give rise to a cause of action in a court in Switzerland which action will enable the person in whose favor the foreign judgment has been rendered to obtain a corresponding judgment in such court in Switzerland without re-examination or relitigation of any matter adjudicated in the foreign judgment, except to the extent that such judgment is against public policy in Switzerland (and such counsel is not aware of any such policy which would prevent recognition of such a judgment);

                  (xiii) The Agents will be entitled to have access as plaintiff to appropriate courts within Switzerland for the enforcement of rights against the Company under, and to the extent provided in, this Agreement and any applicable Terms Agreement and such courts would give effect to the choice of New York law as the proper law of this Agreement and any applicable Terms Agreement;

                  (xiv) There are no applicable laws of Switzerland that would limit the ability of the Company to submit to the non-exclusive jurisdiction of any federal or state court sitting in New York City or to waive any objection that it may now or hereafter have to the laying of venue of any suit, action or proceeding brought in such a court or any claim in such a court has been brought in an inconvenient forum and the submission by the Company under this Agreement, any applicable Terms Agreement, the Indenture or the Securities to the jurisdiction of such courts is valid and binding on the Company;

                  (xv) This Agreement, any applicable Terms Agreement, the Indenture and the Securities may be enforced against the Company in the courts of Switzerland without any express submission to any such jurisdiction, and, if action were taken in respect of any of this Agreement, any applicable Terms Agreement, the Indenture or the Securities before such courts, such courts would recognize and give effect to the provisions therein whereby they are to be governed by and construed in accordance with New York law (except as otherwise stated therein);

                  (xvi) The Company is not immune from suit in any relevant court of Switzerland;

                  (xvii) A judgment in a foreign currency would, for the purpose of enforcement, be converted to Swiss francs on the basis of the rate of exchange prevailing on the date of judgment;

                  (xviii) It is not necessary under the laws of Switzerland in order to enable any person to enforce its rights under this Agreement, any applicable Terms Agreement, the Indenture or the Securities that such person be licensed, qualified, resident or otherwise qualified to carry on business in Switzerland;

                  (xix) No exchange control authorization or other authorization, approval, consent or license of any governmental authority or agency of Switzerland is required for the payment by the Company of any amounts in currencies other than Swiss francs pursuant to the terms of the Securities; and

                  (xx) The statements which appear in the Prospectus in connection with the enforceability in Switzerland of civil liabilities predicated upon the Federal securities laws of the United States, and dealing with the possible effect on the Holders of Securities of Switzerland taxation and other fiscal legislation, and Item 8 of the Registration Statement dealing with the indemnification of directors and officers of the Company are accurately presented.

In rendering each such opinion, such counsel may rely on information obtained from public officials, officers of the Company and other sources believed by such counsel to be responsible, and may, without limiting any other assumption or qualification which may be contained in their opinion, assume that the Indenture, this Agreement and any applicable Terms Agreement have been duly authorized, executed and delivered by the parties thereto (other than the Company), that the Securities conform to the specimens thereof examined by them, and that the signatures on all documents examined by them are genuine, assumptions which such counsel have not independently verified;

            (c) Sullivan & Cromwell LLP, United States counsel for the Company, shall have furnished to such Agent such opinion or opinions, dated the Commencement Date and each applicable date referred to in Section 4(i) hereof that is on or prior to such Solicitation Time or Time of Delivery, as the case may be, in form and substance reasonably satisfactory to you, to the effect that:

                  (i) Assuming each Indenture has been duly authorized, executed and delivered by the Company insofar as the laws of Switzerland are concerned, each Indenture has been duly executed and delivered by the Company, has been duly qualified under the Trust Indenture Act and constitutes a valid and legally binding obligation of the Company, enforceable in accordance with its terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors' rights and to general equity principles;

                  (ii) Assuming each Warrant Agreement has been duly authorized, executed and delivered by the Company insofar as the laws of Switzerland are concerned, each Warrant Agreement has been duly executed and delivered by the Company and constitutes a valid and legally binding obligation of the Company, enforceable in accordance with its terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors' rights and to general equity principles;

                  (iii) When the series of Debt Securities or Warrants has been duly authorized and established in conformity with the applicable Indenture or Warrant Agreement and, when the terms of a particular Security and of its issuance and sale have been duly authorized by all necessary corporate action in conformity with the applicable Indenture or Warrant Agreement, and such Security has been duly prepared, executed, authenticated and issued in accordance with the applicable Indenture or Warrant Agreement and delivered against payment in accordance with this Agreement or any applicable Terms Agreement, assuming such Security has been duly authorized, executed and delivered by the Company insofar as the laws of Switzerland are concerned, such Security will constitute a valid and legally binding obligation of the Company enforceable in accordance with its terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors' rights and to general equity principles;

                  (iv) Assuming this Agreement and any applicable Terms Agreement have been duly authorized, executed and delivered by the Company insofar as the laws of Switzerland are concerned, this Agreement and such applicable Terms Agreement have been duly executed and delivered by the Company;

                  (v) All regulatory consents, authorizations, approvals and filings required to be obtained or made by the Company on or prior to the date hereof under the Federal laws of the United States and the laws of the State of New York for the execution and delivery of the Indenture and the issuance, sale and delivery of the Securities by the Company or through the Agents in accordance with the terms of this Agreement or any applicable Terms Agreement have been obtained or made provided, however, that such counsel need not express any opinion with respect to state securities laws;

                  (vi) The Company is not and, after giving effect to the offering and sale of the Securities, will not be an "investment company" as such term is defined in the Investment Company Act;

                  (vii) Such counsel reviewed the Registration Statement and the Prospectus, participated in discussions with representatives of the Company, its accountants and its Swiss counsel, and advised the Company as to the requirements of the Act and the applicable rules and regulations thereunder; between the effectiveness of the Registration Statement and time of delivery of such letter, such counsel participated in further discussions with representatives of the Company, their accountants and their Swiss counsel regarding the contents of certain portions of the Prospectus and certain related matters and reviewed certificates of certain officers of the Company and a letter addressed to the Agent from the independent accountants of the Company; on the basis of the information that such counsel gained in the course of the performance of such services, considered in the light of their understanding of the applicable law and the experience they have gained through their practice under the Act, such counsel confirms to the Agents that, in their opinion the Registration Statement as of the effective date, and the Prospectus, as of the date of the Prospectus, appeared on their face to be appropriately responsive to the requirements of the Act, the Trust Indenture Act and the applicable rules and regulations of the Commission thereunder; and that nothing that came to the attention of such counsel in the course of such review has caused them to believe that the Registration Statement, as of its effective date, contained any untrue statement of a material fact or omitted to state any material fact required to be stated therein or necessary to make the statements therein not misleading, or that Prospectus, as of the date of the Prospectus, contained any untrue statement of material fact or omitted to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. In rendering the letter pursuant to this clause (vi), such counsel may state that the limitations inherent in the independent verification of factual matters and the character of determinations involved in the registration process are such, however, that they do not assume any responsibility for the accuracy, completeness or fairness of the statements contained in the Registration Statement or Prospectus except for those made under the captions "Description of Debt Securities We May Offer", "Description of Warrants We May Offer" and "Plan of Distribution" in the Prospectus, in each case insofar as they relate to provisions, therein described, of the Securities, the applicable Indenture under which the Securities are to be issued and the Distribution Agreement relating to the Securities, and except for those made under the caption "U.S. Tax Considerations", in the Prospectus, insofar as they relate to provisions of U.S. Federal income tax law therein described; and that they do not express any opinion or belief as to the financial statements or as to other financial data derived from accounting records contained in the Registration Statement or the Prospectus, or as to the statement of eligibility of the Trustee under the applicable Indenture; and that their letter is furnished as counsel for the Company and is solely for the benefit of the Company;

            (d) Not later than 10:00 a.m., New York City time, on the Commencement Date and on each applicable date referred to in Section 4(m) hereof that is on or prior to such Solicitation Time or Time of Delivery, as the case may be, the independent certified public accountants who have certified the financial statements of the Company and its subsidiaries included or incorporated by reference in the Registration Statement shall have furnished to such Agent a letter, dated the Commencement Date or such applicable date, as the case may be, in form and substance satisfactory to such Agent, to the effect set forth in Annex III hereto;

            (e) (i) Neither the Company nor any of its subsidiaries shall have sustained since the date of the latest audited financial statements included or incorporated by reference in the Prospectus as amended or supplemented prior to the date of the Pricing Supplement relating to the Securities to be delivered at the relevant Time of Delivery any loss or interference with its business from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action, order or decree, otherwise than as set forth or contemplated in the Prospectus as amended or supplemented prior to the date of the Pricing Supplement relating to the Securities to be delivered at the relevant Time of Delivery; and

                  (ii) since the respective dates as of which information is given in the Prospectus as amended or supplemented prior to the date of the Pricing Supplement relating to the Securities to be delivered at the relevant Time of Delivery there shall not have been any change in the capital stock, or long-term debt of the Company or any of its subsidiaries or any change, or any development involving a prospective change, in or affecting the general affairs, management, financial position, stockholders' equity or results of operations of the Company and its subsidiaries, otherwise than as set forth or contemplated in the Prospectus as amended or supplemented prior to the date of the Pricing Supplement relating to the Securities to be delivered at the relevant Time of Delivery, the effect of which, in any such case described in clause (i) or (ii), is in the judgment of such Agent so material and adverse as to make it impracticable or inadvisable to proceed with the solicitation by such Agent of offers to purchase Securities from the Company or the purchase by such Agent of Securities from the Company as principal, as the case may be, on the terms and in the manner contemplated in the Prospectus as amended or supplemented prior to the date of the Pricing Supplement relating to the Securities to be delivered at the relevant Time of Delivery;

            (f) On or after the Applicable Time (i) no downgrading shall have occurred in the rating accorded the Company's debt securities by any "nationally recognized statistical rating organization", as that term is defined by the Commission for purposes of Rule 436(g)(2) under the Act, and (ii) no such organization shall have publicly announced that it has under surveillance or review, with possible negative implications, its rating of any of the Company's debt securities;

            (g) On or after the Applicable Time there shall not have occurred any of the following: (i) a suspension or material limitation in trading in securities generally on the SWX Swiss Stock Exchange or the New York Stock Exchange; (ii) a suspension or material limitation in trading in the Company's securities on the SWX Swiss Stock Exchange or the New York Stock Exchange; (iii) a general moratorium on commercial banking activities in New York declared by either Federal or New York State authorities, or in Switzerland declared by Swiss authorities; or (iv) the outbreak or escalation of hostilities involving Switzerland or the United States or the declaration by Switzerland or the United States of a national emergency or war, if the effect of any such event specified in this clause (iv) in the reasonable judgment of such Agent makes it impracticable or inadvisable to proceed with the solicitation of offers to purchase Securities or the purchase of the Securities from the Company as principal pursuant to the applicable Terms Agreement or otherwise, as the case may be, on the terms and in the manner contemplated in the Prospectus as amended or supplemented prior to the date of the Pricing Supplement relating to the Securities to be delivered at the relevant Time of Delivery;

            (h) (i) With respect to any Security denominated in a currency other than the U.S. dollar, more than one currency or a composite currency or any Security the principal or interest of which is indexed to such currency, currencies or composite currency, there shall not have occurred a suspension or material limitation in foreign exchange trading in such currency, currencies or composite currency by a major international bank, a general moratorium on commercial banking activities in the country or countries issuing such currency, currencies or composite currency, the outbreak or escalation of hostilities involving, the occurrence of any material adverse change in the existing financial, political or economic conditions of, or the declaration of war or a national emergency by, the country or countries issuing such currency, currencies or composite currency or the imposition or proposal of exchange controls by any governmental authority in the country or countries issuing such currency, currencies or composite currency; and

                  (ii) with respect to any Security linked to the securities of an issuer other than the Company, additional conditions comparable to those set forth in Sections 6(e), 6(f) and 6(g) shall have been satisfied with respect to such issuer (with such additional conditions being identical to those in Sections 6(e), (f) and (g), except that, for this purpose, all references to the Company in such sections shall be deemed to mean such other issuer and, if the principal trading market for such other issuer's securities is not the New York Stock Exchange, the reference to the New York Stock Exchange in Section 6(g)(i) shall be deemed to mean either the New York Stock Exchange or such principal trading market and in
      Section 6(g)(ii) shall be deemed to mean only such principal trading market), it being understood that nothing in this clause (ii) shall limit or otherwise affect conditions in Sections 6(e), (f) and (g), which shall apply in addition to any conditions applicable pursuant to this clause
      (ii));

            (i) The Company shall have furnished or caused to be furnished to such Agent certificates of officers of the Company dated the Commencement Date and each applicable date referred to in Section 4(k) hereof that is on or prior to such Solicitation Time or Time of Delivery, as the case may be, in such form and executed by such officers of the Company as shall be satisfactory to such Agent, as to the accuracy of the representations and warranties of the Company herein at and as of the Commencement Date or such applicable date, as the case may be, (and, in the case of any certificates provided at a Time of Delivery, also at and as of the applicable Time of Sale) as to the performance by the Company of all of its obligations hereunder to be performed at or prior to the Commencement Date or such applicable date, as the case may be, as to the matters set forth in subsections (a) and (e) of this Section 6, and as to such other matters as such Agent may reasonably request;

            It is understood and agreed that the opinions, letters and certificates to be furnished on the Commencement Date pursuant to Sections 6(b)(i), (c), (d) and (i) above may, if UBS Securities LLC and UBS Financial Services request a later date in writing, instead be furnished on such later date, and the furnishing of such documents shall not be a condition to any obligations of the Agents hereunder or under any Terms Agreement as of any time prior to such later date.

            (j) There is no outstanding material breach of any obligations of the Company under the relevant Securities or this Agreement which has not been waived by the relevant Agent on or prior to the Solicitation Time or Time of Delivery of the relevant Securities;

            (k) In the case of Securities that are intended to be listed, the relevant stock exchange has agreed to list such Securities; and

            (l) For the issue and sale of Securities denominated in a currency other than U.S. dollars, all necessary approvals have been obtained from the relevant central bank or other fiscal, monetary, regulatory or other authority.

      7. (a) The Company will indemnify and hold harmless each Agent against any losses, claims, damages or liabilities, joint or several, to which such Agent may become subject, under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon an untrue statement or alleged untrue statement of a material fact contained in any Preliminary Prospectus, the Registration Statement, the Prospectus, the Prospectus as amended or supplemented or any other prospectus relating to the Securities, or any amendment or supplement thereto, any Issuer Free Writing Prospectus or any "issuer information" filed or required to be filed pursuant to Rule 433(d) under the Act, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse such Agent for any legal or other expenses reasonably incurred by it in connection with investigating or defending any such action or claim as such expenses are incurred; provided, however, that the Company shall not be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in any Preliminary Prospectus, the Registration Statement, the Prospectus, the Prospectus as amended or supplemented or any other prospectus relating to the Securities, or any such amendment or supplement thereto, or any Issuer Free Writing Prospectus, in reliance upon and in conformity with written information furnished to the Company by such Agent expressly for use therein.

            (b) Each Agent will indemnify and hold harmless the Company against any losses, claims, damages or liabilities to which the Company may become subject, under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon an untrue statement or alleged untrue statement of a material fact contained in any Preliminary Prospectus, the Registration Statement, the Prospectus, the Prospectus as amended or supplemented or any other prospectus relating to the Securities, or any amendment or supplement thereto, or any Issuer Free Writing Prospectus, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in any Preliminary Prospectus, the Registration Statement, the Prospectus, the Prospectus as amended or supplemented or any other prospectus relating to the Securities, or any such amendment or supplement thereto, or any Issuer Free Writing Prospectus, in reliance upon and in conformity with written information furnished to the Company by such Agent expressly for use therein; and will reimburse the Company for any legal or other expenses reasonably incurred by the Company in connection with investigating or defending any such action or claim as such expenses are incurred.

            (c) Promptly after receipt by an indemnified party under subsection
(a) or (b) above of notice of the commencement of any action, such indemnified party shall, if a claim in respect thereof is to be made against the indemnifying party under such subsection, notify the indemnifying party in writing of the commencement thereof; but the omission so to notify the indemnifying party shall not relieve it from any liability which it may have to any indemnified party otherwise than under such subsection, unless the indemnifying party shall have been materially prejudiced by the failure to give such notice. In case any such action shall be brought against any indemnified party and it shall notify the indemnifying party of the commencement thereof, the indemnifying party shall be entitled to participate therein and, to the extent that it shall wish, jointly with any other indemnifying party similarly notified, to assume the defense thereof, with counsel satisfactory to such indemnified party (who shall not, except with the consent of the indemnified party, be counsel to the indemnifying party), and, after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, the indemnifying party shall not be liable to such indemnified party under such subsection for any legal expenses of other counsel or any other expenses, in each case subsequently incurred by such indemnified party, in connection with the defense thereof other than reasonable costs of investigation. No indemnifying party shall, without the written consent of the indemnified party, effect the settlement or compromise of, or consent to the entry of any judgment with respect to, any pending or threatened action or claim in respect of which indemnification or contribution may be sought under this
Section 7 (whether or not the indemnified party is an actual or potential party to such action or claim) unless such settlement, compromise or judgment (i) includes an unconditional release of the indemnified party from all liability arising out of such action or claim and (ii) does not include a statement as to, or an admission of, fault, culpability or a failure to act, by or on behalf of any indemnified party.

            (d) If the indemnification provided for in this Section 7 is unavailable or insufficient to hold harmless an indemnified party under subsection (a) or (b) above in respect of any losses, claims, damages or liabilities (or actions in respect thereof) referred to therein, then each indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages or liabilities (or actions in respect thereof) in such proportion as is appropriate to reflect the relative benefits received by the Company on the one hand and each Agent on the other from the offering of the Securities to which such loss, claim, damage or liability (or action in respect thereof) relates. If, however, the allocation provided by the immediately preceding sentence is not permitted by applicable law or if the indemnified party failed to give the notice required under subsection (c) above, then each indemnifying party shall contribute to such amount paid or payable by such indemnified party in such proportion as is appropriate to reflect not only such relative benefits but also the relative fault of the Company on the one hand and each Agent on the other in connection with the statements or omissions which resulted in such losses, claims, damages or liabilities (or actions in respect thereof), as well as any other relevant equitable considerations. The relative benefits received by the Company on the one hand and each Agent on the other shall be deemed to be in the same proportion as the total net proceeds from the sale of Securities (before deducting expenses) received by the Company bear to the total commissions or discounts received by such Agent from the Company in respect thereof. The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact required to be stated therein or necessary in order to make the statements therein not misleading relates to information supplied by the Company on the one hand or by any Agent on the other and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The Company and each Agent agree that it would not be just and equitable if contribution pursuant to this subsection (d) were determined by per capita allocation (even if all Agents were treated as one entity for such purpose) or by any other method of allocation which does not take account of the equitable considerations referred to above in this subsection (d). The amount paid or payable by an indemnified party as a result of the losses, claims, damages or liabilities (or actions in respect thereof) referred to above in this subsection (d) shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this subsection (d), an Agent shall not be required to contribute any amount in excess of the amount by which the total public offering price at which the Securities purchased by or through it were sold exceeds the amount of any damages which such Agent has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The obligations of each of the Agents under this subsection (d) to contribute are several in proportion to the respective purchases made by or through it to which such loss, claim, damage or liability (or action in respect thereof) relates and are not joint.

            (e) The obligations of the Company under this Section 7 shall be in addition to any liability which the Company may otherwise have and shall extend, upon the same terms and conditions, to each person, if any, who controls any Agent within the meaning of the Act; and the obligations of each Agent under this Section 7 shall be in addition to any liability which such Agent may otherwise have and shall extend, upon the same terms and conditions, to each officer and director of the Company and to each person, if any, who controls the Company within the meaning of the Act.

      8. Each Agent, in soliciting offers to purchase Securities from the Company and in performing the other obligations of such Agent hereunder (other than in respect of any purchase by an Agent as principal, pursuant to a Terms Agreement or otherwise), is acting solely as agent for the Company and not as principal. Each Agent will make reasonable efforts to assist the Company in obtaining performance by each purchaser whose offer to purchase Securities from the Company was solicited by such Agent and has been accepted by the Company, but such Agent shall not have any liability to the Company in the event such purchase is not consummated for any reason. If the Company shall default on its obligation to deliver Securities to a purchaser whose offer it has accepted, the Company shall (i) hold each Agent harmless against any loss, claim or damage arising from or as a result of such default by the Company and (ii) notwithstanding such default, pay to the Agent that solicited such offer any commission to which it would be entitled in connection with such sale.

      9. The respective indemnities, agreements, representations, warranties and other statements by any Agent and the Company set forth in or made pursuant to this Agreement shall remain in full force and effect regardless of any investigation (or any statement as to the results thereof) made by or on behalf of any Agent or any controlling person of any Agent, or the Company, or any officer or director or any controlling person of the Company, and shall survive each delivery of and payment for any of the Securities.

      10. (a) The provisions of this Agreement relating to the solicitation of offers to purchase Securities from the Company may be suspended or terminated at any time by the Company as to any Agent or by any Agent as to such Agent upon the giving of written notice of such suspension or termination to such Agent or the Company, as the case may be. In the event of such suspension or termination with respect to any Agent, (i) this Agreement shall remain in full force and effect with respect to any Agent as to which such suspension or termination has not occurred, (ii) this Agreement shall remain in full force and effect with respect to the rights and obligations of any party which have previously accrued or which relate to Securities which are already issued, agreed to be issued or the subject of a pending offer at the time of such suspension or termination (including all Securities that may be the subject of a Secondary Market Transaction at any time during the Secondary Transactions Period) and (z) in any event, this Agreement shall remain in full force and effect insofar as the fourth paragraph of Section 2(a) and Sections 4(f), 4(h), 5, 7, 8 and 9 hereof are concerned.

            (b) The Company, in its sole discretion, may appoint one or more additional parties to act as Agents hereunder from time to time. Any such appointment shall be made in a writing signed by the Company and the party so appointed. Such appointment shall become effective in accordance with its terms after the execution and delivery of such writing by the Company and such other party. When such appointment is effective, such other party shall be deemed to be one of the Agents referred to in, and to have the rights and obligations of an Agent under this Agreement, subject to the terms and conditions of such appointment. The Company shall deliver a copy of such appointment to each other Agent promptly after it becomes effective.

      11. Except as otherwise specifically provided herein or in the Administrative Procedure, all statements, requests, notices and advices hereunder shall be in writing, or by telephone if promptly confirmed in writing, and shall be sufficient in all respects when delivered or sent by facsimile transmission, personal delivery or registered mail to UBS Securities LLC, 677 Washington Boulevard, Stamford, Connecticut 06901, Facsimile No. _______________, Attention: _________________; if to any Agent other than UBS
Securities LLC, shall be sufficient in all respects when delivered or sent by facsimile transmission if to UBS Securities LLC personal delivery or registered mail to the facsimile number or address provided by such Agent to the Company in the document appointing such Agent as an Agent under this

Agreement; and if to the Company, shall be sufficient in all respects when delivered or sent by facsimile transmission, personal delivery or registered mail to UBS AG, 299 Park Avenue, New York, New York 10171, Facsimile No. ____________, Attention:____________. Any such statements, requests, notices or advices shall take effect upon receipt thereof.

      12. (a) This Agreement and any Terms Agreement shall be binding upon, and inure solely to the benefit of, each Agent and the Company and, to the extent provided in Sections 7, 8 and 9 hereof, the officers and directors of the Company and any person who controls any Agent or the Company, and their respective personal representatives, successors and assigns, and no other person shall acquire or have any right under or by virtue of this Agreement or any Terms Agreement. No purchaser of any of the Securities through or from any Agent hereunder shall be deemed a successor or assign by reason merely of such purchase.

            (b) The Agents may assign or transfer their rights or obligations under this Agreement with the prior written consent of the Company. If the Agents assign their rights or transfer their obligations as provided in this Section, the relevant assignee or transferee shall be treated as if it were a party to this Agreement with effect from the date on which such assignment or transfer takes effect; provided that any transfer shall only become effective when the Company has received an undertaking from the transferee to be bound by this Agreement and to perform the obligations transferred to it. Such assignment or transfer shall not affect any rights or obligations (including, but not limited to, those arising under Section 6, 7 or 10) that have accrued at the time of assignment or transfer or that accrue thereafter to the Agents in relation to any act or omission or alleged act or omission that occurred prior to such assignment or transfer.

      13. Time shall be of the essence in this Agreement and any Terms Agreement. As used herein, the term "business day" shall mean any day when the Commission's office in Washington, D.C. is open for business.

      14. The Company acknowledges and agrees that (i) the purchase and sale of the Securities pursuant to this Agreement and any Terms Agreement is an arm's-length commercial transaction between the Company, on the one hand, and the Agents, on the other, (ii) in connection therewith and with the process leading to such transaction each Agent is acting solely as a principal and not the agent or fiduciary of the Company, (iii) no Agent has assumed an advisory or fiduciary responsibility in favor of the Company with respect to the offering contemplated hereby or the process leading thereto (irrespective of whether such Agent has advised or is currently advising the Company on other matters) or any other obligation to the Company except the obligations expressly set forth in this Agreement and (iv) the Company has consulted its own legal and financial advisors to the extent it deemed appropriate. The Company agrees that it will not claim that the Agent, or any of them, has rendered advisory services of any nature or respect, or owes a fiduciary or similar duty to the Company, in connection with such transaction or the process leading thereto.

15. This Agreement and any Terms Agreement supersede all prior agreements and understandings (whether written or oral) between the Company and the Agents, or any of them, with respect to the subject matter hereof.

      16. (a) THIS AGREEMENT AND ANY TERMS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

            (b) Each party hereto irrevocably submits to the exclusive jurisdiction of any U.S. federal or New York State court sitting in New York City, the Borough of Manhattan, for the purpose of any suit, action or proceeding against it arising out of or related to this Agreement ("Proceedings"). Each party hereto irrevocably waives, to the fullest extent permitted by law, any objection that it may have to the laying of the venue of any such Proceedings brought in such a court and any claim that any such Proceedings have been brought in an inconvenient forum. Each party hereto agrees that final judgment in any Proceedings brought in such a court shall be conclusive and binding upon such party and may be enforced in any court to the jurisdiction of which it is subject by a suit upon such judgment; provided that service of process is effected upon such party in the manner specified below or as otherwise permitted by law.

            (c) As long as any Security remains outstanding, the Company shall at all times have an authorized agent in New York City, the Borough of Manhattan, upon whom process may be served in connection with any Proceedings. Service of process upon such agent in accordance with the then applicable law and written notice of such service mailed or delivered to the Company shall, to the fullest extent permitted by applicable law, be deemed in every respect effective service of process upon the Company in any Proceedings. The Company hereby appoints ___________________, with offices at 299 Park Avenue, New York, New York 10171, Attention: __________, as its agent for such purposes in New York City, the Borough of Manhattan, and ___________________ hereby accepts such appointment. The Company covenants and agrees that (i) service of process in any Proceedings may be made upon it at such offices of such agent (or such other address in New York City, the Borough of Manhattan, or at the office of any other authorized agent as the Company may designate by written notice to the Agent) and (ii) prior to such termination of such agency for any reason, it will so appoint a successor thereto as agent.

            (d) Each party hereto hereby to the fullest extent permitted by law irrevocably waives and agrees not to plead any immunity from the jurisdiction of any U.S. federal or New York State court sitting in New York City, the Borough of Manhattan, to which it may be or become entitled (including sovereign immunity and immunity from prejudgment attachment, post judgment attachment and execution) in any Proceeding.

            (e) The provisions of this Section 14 shall survive any termination of this Agreement, in whole or in part.

      17. This Agreement and any Terms Agreement may be executed by any one or more of the parties hereto and thereto in any number of counterparts, each of which shall be an original, but all of such respective counterparts shall together constitute one and the same instrument.

      18. Any amounts payable to an Agent hereunder shall be payable free and clear of, and without deduction or withholding for or an account of, any and all present and future taxes, assessments or other governmental charges now or hereafter imposed or assessed by Switzerland or any political subdivision or taxing authority thereof or therein ("Foreign Taxes"). If Foreign Taxes are so levied or imposed, the Company agrees to pay such additional amounts ("Additional Amounts") as may be necessary so that the amount due under this Agreement after withholding or deduction for or on an account of Foreign Taxes will not be less that the amount provided for herein; provided, however, the Company will not be required to make any payment of Additional Amounts to an Agent for or on account of (a) any such Foreign Taxes which would not have been so imposed but for the existence of an of any present or former connection between such Agent (or between a member or shareholder of such Agent) and Switzerland (or any political subdivisions or taxing authority thereof or therein) including, without limitation, such Agent (or such member or shareholder) being or having been a resident thereof or being or having been engaged in a trade or business or present therein or having, or having had, a permanent establishment therein or (b) any Foreign Taxes which would not have been imposed but for the failure to comply with certification, information or other reporting requirements concerning the nationality, residence or identify of the Agent, if such compliance is required by statute or by regulation of Switzerland or of any political subdivisions or taxing authority thereof or therein as a precondition to relief or exemption from such Foreign Taxes.

      19. If, for the purposes of obtaining a judgment in any court it is necessary to convert a sum due hereunder into any currency other than United States dollars, the parties hereto agree, to the fullest extent that they may effectively do so, that the rate of exchange used shall be the rate at which in accordance with normal banking procedures an Agent or the Company, as the case may be, could purchase United States dollars with such other currency in the Borough of Manhattan, City and State of New York on the business day preceding that on which final judgment is given. If, on the first business day following receipt by such Agent or the Company, as the case may be, of any sum adjudged to be so due in such other currency, on which (and only to the extent that) such Agent or the Company, as the case may be, may in accordance with normal banking procedures purchase United States dollars which the Company or Agent, as the case may be, could purchase are less than the sum originally due to the Agent or the Company, as the case may be, hereunder, then the paying party agrees, as a separate obligation and notwithstanding any such judgment, to indemnify the party being paid for such difference. If the United States dollars which the Company or the Agent, as the case may be, could purchase on such first business day are greater than the sum originally due hereunder, then the party being paid agrees to pay the paying party an amount equal to the excess of the United States dollars over the sum originally due hereunder. If the foregoing is in accordance with your understanding, please sign and return to us four counterparts hereof, whereupon this letter and the acceptance by you thereof shall constitute a binding agreement between the Company and you in accordance with its terms.

                                    Very truly yours,

                                    UBS AG


                                    By:
                                       -------------------------------------
                                       Name:
                                       Title:


                                    By:
                                       -------------------------------------
                                       Name:
                                       Title:

Accepted in New York, New York,
as of the date hereof:

UBS Securities LLC

By:
   -------------------------------------
   Name:
   Title:


Accepted in New York, New York,
as of the date hereof:

UBS Financial Services Inc.


By:
   -------------------------------------
   Name:
   Title:

                                                                         ANNEX I

                                     UBS AG


                          DEBT SECURITIES AND WARRANTS

                                 TERMS AGREEMENT

                                                                _______ __, 200_

UBS Securities LLC
677 Washington Boulevard
Stamford, CT 06912

[INSERT NAMES OF ANY OTHER PURCHASERS]

Ladies and Gentlemen:

      UBS AG (the "Company") proposes, subject to the terms and conditions stated herein and in the Amended and Restated Distribution Agreement, dated______ __, 200_ (the "Distribution Agreement"), between the Company on the one hand and UBS Securities LLC and any other party acting as Agent thereunder on the other, to issue and sell to you the securities specified in the Schedule hereto (the "Purchased Securities"). Each of the provisions of the Distribution Agreement not specifically related to the solicitation by the Agents, as agents of the Company, of offers to purchase Securities is incorporated herein by reference in its entirety, and shall be deemed to be part of this Terms Agreement to the same extent as if such provisions had been set forth in full herein. Nothing contained herein or in the Distribution Agreement shall make any party hereto an agent of the Company or make such party subject to the provisions therein relating to the solicitation of offers to purchase Securities from the Company, solely by virtue of its execution of this Terms Agreement. Each of the representations and warranties set forth therein shall be deemed to have been made at and as of the date of this Terms Agreement, except that each representation and warranty in Section 1 of the Distribution Agreement which makes reference to the Prospectus shall be deemed to be a representation and warranty as of the date of the Distribution Agreement in relation to the Prospectus (as therein defined), and also a representation and warranty as of the date of this Terms Agreement in relation to the Prospectus as amended and supplemented to relate to the Purchased Securities.

      [An amendment to the Registration Statement, or a supplement to the Prospectus, as the case may be, relating to the Purchased Securities, in the form heretofore delivered to you is now proposed to be filed with the Commission.]

      Subject to the terms and conditions set forth herein and in the Distribution Agreement incorporated herein by reference, the Company agrees to issue and sell to you and you agree to purchase from the Company the Purchased Securities, at the time and place, in the principal amount and at the purchase price set forth in the Schedule hereto.

      If the foregoing is in accordance with your understanding, please sign and return to us ...... counterparts hereof, and upon acceptance hereof by you this letter and such acceptance hereof, including those provisions of the Distribution Agreement incorporated herein by reference, shall constitute a binding agreement between you and the Company

                                    Very truly yours,

                                    UBS AG


                                    By:
                                       -------------------------------------
                                       Name:
                                       Title:


                                    By:
                                       -------------------------------------
                                       Name:
                                       Title:

Accepted in New York, New York,
as of the date hereof:

UBS Securities LLC

[Name(s) of other purchasers]

By:
   -------------------------------------
   Name:
   Title:

                                                           SCHEDULE I TO ANNEX I


Title of Purchased Securities:

      [Debt Securities] [Warrants]

Aggregate Principal Amount:

      [$ ................  or units of other Specified Currency]

[Price to Public:]

Purchase Price by UBS Securities LLC [Name(s) of other purchasers]:

      % of the principal amount of the Purchased Securities [, plus accrued interest from ...............  to ...............] [and accrued amortization, if any, from .................  to ................]

Method of and Specified Funds for Payment of Purchase Price:

      [By certified or official bank check or checks, payable to the order of the Company, in [[New York] Clearing House] [immediately available] funds] [By wire transfer to a bank account specified by the Company in [next day] [immediately available] funds]

Indenture:

      Indenture, dated as of _______ __, 200_, between the Company and ____________________, as Trustee

Warrant Agreement:

      Warrant Agreement, dated as of _______ __, 200_, between the Company and ___________________, as Warrant Agent

Time of Delivery:

Closing:

Location for Delivery of Securities:

Maturity:

Interest Rate:

      [ %] [Zero Coupon]  [Describe applicable floating rate provisions]

Interest Payment Dates:

      [months and dates]

Principal repayment terms:

      [Describe applicable terms]

Documents to be Delivered:

      The following documents referred to in the Distribution Agreement shall be delivered as a condition to the Closing:

       [(1) The opinions of Swiss and United States counsel to the Company referred to in Sections 4(k) and (l).]

      [(2) The accountants' letter referred to in Section 4(m).]

       [(3) The officers' certificate referred to in Section 4(n).]

Other Provisions (including Syndicate Provisions, if applicable):

                                                          SCHEDULE II TO ANNEX I


(a)   Issuer Free Writing Prospectuses:

      - Final term sheet in the form set forth in Schedule III hereto, but only if the Company is obligated to prepare and file such term sheet pursuant to Section 4(a)(iv) of the Distribution Agreement.

(b)   Additional Information in Pricing Disclosure Package:

      In addition to the Prospectus as amended or supplemented at the Applicable Time, the Pricing Disclosure Package consists of the following information:

      - The statements under the caption ["Specific Terms of the Notes"] in, and the information [in the table] on the front cover of, the Pricing Supplement.

(c)   Additional Documents Incorporated by Reference:

                                                         SCHEDULE III TO ANNEX I


      [To be modified as appropriate and completed prior to execution of this Terms Agreement]

                                     UBS AG

Title of Purchased Securities:

Aggregate Principal Amount Offered:

Price to Public:

Settlement Date:

Managing Underwriters:

Purchase Price by Underwriters:

Maturity Date:

Interest Rate:

Interest Payment Dates:

Interest Reset Dates:

Redemption Provisions:

[Other Provisions:]

The issuer has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternately, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526.

                                                                        ANNEX II

                         UBS AG Administrative Procedure

      This Administrative Procedure relates to the Securities defined in the Amended and Restated Distribution Agreement, dated ______ __, 200_ (the "Distribution Agreement"), between UBS AG, a corporation organized under the laws of Switzerland (the "Company") on the one hand and UBS Securities LLC and any other party acting as Agent thereunder, on the other, to which this Administrative Procedure is attached as Annex II. Defined terms used herein and not defined herein shall have the meanings given such terms in the Distribution Agreement, the Prospectus as amended or supplemented, the Indenture, any Warrant Agreement or the Securities. To the extent the procedures set forth below conflict with the provisions of the Securities, the applicable Indenture, each Warrant Agreement or the Distribution Agreement, the relevant provisions of the Securities, the applicable Indenture, each Warrant Agreement and the Distribution Agreement shall control.

      The procedures to be followed with respect to the settlement of sales of Securities directly by the Company to purchasers solicited by an Agent, as agent, are set forth below. The terms and settlement details related to a purchase of Securities by an Agent, as principal, from the Company will be set forth in a Terms Agreement pursuant to the Distribution Agreement, unless the Company and such Agent otherwise agree as provided in Section 2(b) of the Distribution Agreement, in which case the procedures to be followed in respect of the settlement of such sale will be as set forth below. An Agent, in relation to a purchase of a Security by a purchaser solicited by such Agent, is referred to herein as the "Selling Agent" and, in relation to a purchase of a Security by such Agent as principal other than pursuant to a Terms Agreement, as the "Purchasing Agent".

      The Company will advise each Agent in writing of those persons with whom such Agent is to communicate regarding offers to purchase Securities and the related settlement details.

      Each Security will be issued only in fully registered form and will be represented by either a global security (a "Global Security") delivered to the Trustee or Warrant Agent, as agent for The Depository Trust Company (the "Depositary"), and recorded in the book-entry system maintained by the Depositary (a "Book-Entry Security"), or a certificate issued in definitive form (a "Certificated Security") delivered to a person designated by an Agent, as set forth in the applicable Pricing Supplement. An owner of a Book-Entry Security will not be entitled to receive a certificate representing such a Security, except as provided in the applicable Indenture or a Warrant Agreement.

      Book-Entry Securities will be issued in accordance with the Administrative Procedure set forth in Part I hereof, and Certificated Securities will be issued in accordance with the Administrative Procedure set forth in Part II hereof.

      PART I: ADMINISTRATIVE PROCEDURE FOR BOOK-ENTRY SECURITIES

      In connection with the qualification of the Book-Entry Securities for eligibility in the book-entry system maintained by the Depositary, the Trustee or Warrant Agent will perform the custodial, document control and administrative functions described below, in accordance with its respective obligations under a Letter of Representation from the Company and the Trustee or Warrant Agent to the Depositary, dated the date of the Distribution Agreement, and a [ ] Certificate Agreement between the Trustee or Warrant Agent and the Depositary, dated as of _________ (the "Certificate Agreement"), and its obligations as a participant in the Depositary, including the Depositary's Same-Day Funds Settlement System ("SDFS").

Posting Rates by the Company:

      The Company and the Agents will discuss from time to time the rates of interest per annum to be borne by and the maturity of Book-Entry Securities that may be sold as a result of the solicitation of offers by an Agent. The Company may establish a fixed set of interest rates and maturities for an offering period ("posting"). If the Company decides to change already posted rates, it will promptly advise the Agents to suspend solicitation of offers until the new posted rates have been established with the Agents.

Acceptance of Offers by the Company:

      Each Agent will promptly advise the Company by telephone or other appropriate means of all reasonable offers to purchase Book-Entry Securities, other than those rejected by such Agent. Each Agent may, in its discretion reasonably exercised, reject any offer received by it in whole or in part. Each Agent also may make offers to the Company to purchase Book-Entry Securities as a Purchasing Agent. The Company will have the sole right to accept offers to purchase Book-Entry Securities and may reject any such offer in whole or in part.

      The Company will promptly notify the Selling Agent or Purchasing Agent, as the case may be, of its acceptance or rejection of an offer to purchase Book-Entry Securities. If the Company accepts an offer to purchase Book-Entry Securities, it will confirm such acceptance in writing to the Selling Agent or Purchasing Agent, as the case may be, and the Trustee or Warrant Agent.

Communication of Sale Information to the Company by Agent and Settlement
Procedures:

      A. After the acceptance of an offer by the Company, the Selling Agent or Purchasing Agent, as the case may be, will communicate promptly, but in no event later than the time set forth under "Settlement Procedure Timetable" below, the following details of the terms of such offer (the "Sale Information") to the Company by telephone (confirmed in writing) or by facsimile transmission or other acceptable written means:

      (1)   Principal Amount of Book-Entry Securities to be purchased;

      (2) If a Fixed Rate Book-Entry Security, the interest rate and initial interest payment date;

      (3)   Trade Date;

      (4)   Settlement Date;

      (5)   Maturity Date;

      (6) Specified Currency and, if the Specified Currency is other than U.S. dollars, the applicable Exchange Rate for such Specified Currency (it being understood that currently the Depositary accepts deposits of Global Securities denominated in U.S. dollars only);

      (7) The Exchange Rate Agent and the Exchange Rate Determination Date, if applicable;

      (8)   Issue Price;

      (9) Selling Agent's commission or Purchasing Agent's discount, as the case may be;

      (10)  Net Proceeds to the Company;

      (11) If a redeemable or repayable Book-Entry Security, such of the following as are applicable:

            (i)    Redemption Commencement Date,

            (ii)   Initial Redemption Price (% of par),

            (iii) Amount (% of par) that the Redemption Price shall decline (but not below par) on each anniversary of the Redemption Commencement Date,

            (iv)   Repayment date, and

            (v)    Repayment price;

      (12) If an Original Issue Discount Book-Entry Security, the total amount of Original Issue Discount, the yield to Maturity and the initial accrual period of Original Issue Discount;

      (13) If a Floating Rate Book-Entry Security, such of the following as are applicable:

            (i)    Interest Rate Basis,

            (ii)   Index Maturity and Index Currency,

            (iii)  Spread or Spread Multiplier,

            (iv)   Maximum Rate,

            (v)    Minimum Rate,

            (vi)   Initial Base Rate,

            (vii)  Initial Interest Rate,

            (viii) Interest Reset Dates,

            (ix)   Calculation Dates,

            (x)    Interest Determination Dates,

            (xi)   Interest Payment Dates,

            (xii)  Regular Record Dates, and

            (xiii) Calculation Agent;

      (14) Name, address and taxpayer identification number of the registered Holder(s);

      (15)  Denomination of certificates to be delivered at settlement;

      (16)  Book-Entry Security or Certificated Security; and

      (17)  Selling Agent or Purchasing Agent.

      B. After receiving the Sale Information from the Selling Agent or Purchasing Agent, as the case may be, the Company will communicate such Sale Information to the Trustee by facsimile transmission or other acceptable written means. The Trustee will assign a CUSIP number to the Global Security from a list of CUSIP numbers previously delivered to the Trustee by the Company representing such Book-Entry Security and then advise the Company and the Selling Agent or Purchasing Agent, as the case may be, of such CUSIP number.

      C. The Trustee or Warrant Agent will enter a pending deposit message through the Depositary's Participant Terminal System, providing the following settlement information to the Depositary, and the Depositary shall forward such information to such Agent and Standard & Poor's Ratings Group (or such other entity that assigns CUSIP numbers or any other identification designations being used for the relevant Securities):

      (1)   The applicable Sale Information;

      (2) CUSIP number of the Global Security representing such Book-Entry Security;

      (3) Whether such Global Security will represent any other Book-Entry Security (to the extent known at such time);

      (4) Number of the participant account maintained by the Depositary on behalf of the Selling Agent or Purchasing Agent, as the case may be;

      (5)   The interest payment period; and

      (6) Initial Interest Payment Date for such Book-Entry Security, number of days by which such date succeeds the record date for the Depositary's purposes (which in the case of Floating Rate Securities that reset daily or weekly shall be the date five calendar days immediately preceding the applicable Interest Payment Date and in the case of all other Book-Entry Securities shall be the Regular Record Date, as defined in the Security) and, if calculable at that time, the amount of interest payable on such Interest Payment Date.

      D. The Trustee or Warrant Agent will complete and authenticate the Global Security previously delivered by the Company representing such Book-Entry Security.

      E. The Depositary will credit such Book-Entry Security to the Trustee's or Warrant Agent's participant account at the Depositary.

      F. The Trustee or Warrant Agent will enter an SDFS deliver order through the Depositary's Participant Terminal System instructing the Depositary to (i) debit such Book-Entry Security to the Trustee's or Warrant Agent's participant account and credit such Book-Entry Security to such Agent's participant account and (ii) debit such Agent's settlement account and credit the Trustee's or Warrant Agent's settlement account for an amount equal to the price of such Book-Entry Security less such Agent's commission or discount, as the case may be. The entry of such a deliver order shall constitute a representation and warranty by the Trustee or Warrant Agent to the Depositary that (a) the Global Security representing such Book-Entry Security has been issued and authenticated and (b) the Trustee or Warrant Agent is holding such Global Security pursuant to the Certificate Agreement.

      G. Such Agent will enter an SDFS deliver order through the Depositary's Participant Terminal System instructing the Depositary (i) to debit such Book-Entry Security to such Agent's participant account and credit such Book-Entry Security to the participant accounts of the participants with respect to such Book-Entry Security and (ii) to debit the settlement accounts of such participants and credit the settlement account of such Agent for an amount equal to the price of such Book-Entry Security.

      H. Transfers of funds in accordance with SDFS deliver orders described in Settlement Procedures "F" and "G" will be settled in accordance with SDFS operating procedures in effect on the settlement date.

      I. Upon confirmation of receipt of funds, the Trustee or Warrant Agent will transfer to the account of the Company maintained at ________________________, or such other account as the Company may have previously specified to the Trustee or the Warrant Agent, in funds available for immediate use in the amount transferred to the Trustee in accordance with Settlement Procedure "F".

      J. Upon request, the Trustee or the Warrant Agent will send to the Company a statement setting forth the principal amount of Book-Entry Securities outstanding as of that date under the applicable Indenture.

      K. Such Agent will confirm the purchase of such Book-Entry Security to the purchaser either by transmitting to the participants with respect to such Book-Entry Security a confirmation order or orders through the Depositary's institutional delivery system or by mailing a written confirmation to such purchaser.

      L. The Depositary will, at any time, upon request of the Company or the Trustee or the Warrant Agent, promptly furnish to the Company or the Trustee or the Warrant Agent a list of the names and addresses of the participants for whom the Depositary has credited Book-Entry Securities.

Preparation of Prospectus or Supplement:

      If the Company accepts an offer to purchase a Book-Entry Security, it will prepare a Pricing Supplement reflecting the terms of such Book-Entry Security and arrange to have delivered to the Selling Agent or Purchasing Agent, as the case may be, at least ten copies of such Pricing Supplement, not later than 5:00 p.m., New York City time, on the business day following the Trade Date (as defined below), or if the Company and the purchaser agree to settlement on the business day following the date of acceptance of such offer, not later than noon, New York City time, on such date. The Company will arrange to have the Pricing Supplements filed with the Commission not later than the close of business of the Commission on the fifth business day (or second business day, if such Book-Entry Security is to be sold pursuant to Rule 430A under the Securities Act) following the date on which such Pricing Supplement is first used.

Delivery of Confirmation and Prospectus to Purchaser by Selling Agent:

      The Selling Agent will deliver to the purchaser of a Book-Entry Security a written confirmation of the sale and delivery and payment instructions. In addition, the Selling Agent will deliver to such purchaser or its agent the Prospectus as amended or supplemented (including the Pricing Supplement) in relation to such Book-Entry Security prior to or together with the earlier of the delivery to such purchaser or its agent of (a) the confirmation of sale or
(b) the Book-Entry Security.

Date of Settlement:

      The receipt by the Company of immediately available funds in payment for a Book-Entry Security and the authentication and issuance of the Global Security representing such Book-Entry Security shall constitute "settlement" with respect to such Book-Entry Security. All orders of Book-Entry Securities solicited by a Selling Agent or made by a Purchasing Agent and accepted by the Company on a particular date (the "Trade Date") will be settled on a date (the "Settlement Date") which is the third business day after the Trade Date pursuant to the "Settlement Procedure Timetable" set forth below, unless the Company and the purchaser agree to settlement on another business day which shall be no earlier than the next business day after the Trade Date.

Settlement Procedure Timetable:

      For orders of Book-Entry Securities solicited by a Selling Agent and accepted by the Company for settlement on the third business day after the Trade Date, Settlement Procedures "A" through "I" set forth above shall be completed as soon as possible but not later than the respective times (New York City time) set forth below:

Settlement Procedure                                  Time
--------------------        ------------------------------------------------------------
        A                   5:00 p.m.    on the business day following the Trade Date or
                                         10:00 a.m. on the business day prior to the
                                         Settlement Date, whichever is earlier

        B                 12:00 noon     on the second business day immediately
                                         preceding the Settlement Date

        C                   2:00 p.m.    on the second business day immediately
                                         preceding the Settlement Date

        D                   9:00 a.m.    on the Settlement Date

        E                  10:00 a.m.    on the Settlement Date

       F-G                  2:00 p.m.    on the Settlement Date

        H                   4:45 p.m.    on the Settlement Date

        I                   5:00 p.m.    on the Settlement Date


      If the initial interest rate for a Floating Rate Book-Entry Security has not been determined at the time that Settlement Procedure "A" is completed, Settlement Procedures "B" and "C" shall be completed as soon as such rate has been determined but no later than 2:00 p.m. on the second business day immediately preceding the Settlement Date. Settlement Procedure "H" is subject to extension in accordance with any extension of Fedwire closing deadlines and in the other events specified in the SDFS operating procedures in effect on the Settlement Date.

      If settlement of a Book-Entry Security is rescheduled or canceled, the Trustee or Warrant Agent, upon obtaining knowledge thereof, will deliver to the Depositary, through the Depositary's Participation Terminal System, a cancellation message to such effect by no later than 2:00 p.m. on the business day immediately preceding the scheduled Settlement Date.

Failure to Settle:

      If the Trustee fails to enter an SDFS deliver order with respect to a Book-Entry Security pursuant to Settlement Procedure "F", the Trustee or Warrant Agent may deliver to the Depositary, through the Depositary's Participant Terminal System, as soon as practicable a withdrawal message instructing the Depositary to debit such Book-Entry Security to the Trustee's or Warrant Agent's participant account, provided that the Trustee's or Warrant Agent's participant account contains a principal amount of the Global Security representing such Book-Entry Security that is at least equal to the principal amount to be debited. If a withdrawal message is processed with respect to all the Book-Entry Securities represented by a Global Security, the Trustee or Warrant Agent will mark such Global Security "canceled", make appropriate entries in the Trustee's or Warrant Agent's records and send such canceled Global Security to the Company. The CUSIP number assigned to such Global Security shall, in accordance with CUSIP Service Bureau procedures, be canceled and not immediately reassigned. If a withdrawal message is processed with respect to one or more, but not all, of the Book-Entry Securities represented by a Global Security, the Trustee or Warrant Agent will exchange such Global Security for two Global Securities, one of which shall represent such Book-Entry Security or Securities and shall be canceled immediately after issuance and the other of which shall represent the remaining Book-Entry Securities previously represented by the surrendered Global Security and shall bear the CUSIP number of the surrendered Global Security.

      If the purchase price for any Book-Entry Security is not timely paid to the participants with respect to such Book-Entry Security by the beneficial purchaser thereof (or a person, including an indirect participant in the Depositary, acting on behalf of such purchaser), such participants and, in turn the Agent for such Book-Entry Security may enter deliver orders through the Depositary's Participant Terminal System debiting such Book-Entry Security to such participant's account and crediting such Book-Entry Security to such Agent's account and then debiting such Book-Entry Security to such Agent's participant account and crediting such Book-Entry Security to the Trustee's or Warrant Agent's participant account and shall notify the Company and the Trustee or Warrant Agent thereof. Thereafter, the Trustee or Warrant Agent will (i) immediately notify the Company of such order and the Company shall transfer to such Agent funds available for immediate use in an amount equal to the price of such Book-Entry Security which was credited to the account of the Company maintained at the Trustee or Warrant Agent in accordance with Settlement Procedure I, and (ii) deliver the withdrawal message and take the related actions described in the preceding paragraph. If such failure shall have occurred for any reason other than default by the applicable Agent to perform its obligations hereunder or under the Distribution Agreement, the Company will reimburse such Agent on an equitable basis for the loss of its use of funds during the period when the funds were credited to the account of the Company.

      Notwithstanding the foregoing, upon any failure to settle with respect to a Book-Entry Security, the Depositary may take any actions in accordance with its SDFS operating procedures then in effect. In the event of a failure to settle with respect to one or more, but not all, of the Book-Entry Securities to have been represented by a Global Security, the Trustee or Warrant Agent will provide, in accordance with Settlement Procedure "D", for the authentication and issuance of a Global Security representing the other Book-Entry Securities to have been represented by such Global Security and will make appropriate entries in its records. The Company will, from time to time, furnish the Trustee or Warrant Agent with a sufficient quantity of Securities.

      PART II: ADMINISTRATIVE PROCEDURE FOR CERTIFICATED SECURITIES

Posting Rates by Company:

      The Company and the Agents will discuss from time to time the rates of interest per annum to be borne by and the maturity of Certificated Securities that may be sold as a result of the solicitation of offers by an Agent. The Company may establish a fixed set of interest rates and maturities for an offering period ("posting"). If the Company decides to change already posted rates, it will promptly advise the Agents to suspend solicitation of offers until the new posted rates have been established with the Agents.

Acceptance of Offers by Company:

      Each Agent will promptly advise the Company by telephone or other appropriate means of all reasonable offers to purchase Certificated Securities, other than those rejected by such Agent. Each Agent may, in its discretion reasonably exercised, reject any offer received by it in whole or in part. Each Agent also may make offers to the Company to purchase Certificated Securities as a Purchasing Agent. The Company will have the sole right to accept offers to purchase Certificated Securities and may reject any such offer in whole or in part.

      The Company will promptly notify the Selling Agent or Purchasing Agent, as the case may be, of its acceptance or rejection of an offer to purchase Certificated Securities. If the Company accepts an offer to purchase Certificated Securities, it will confirm such acceptance in writing to the Selling Agent or Purchasing Agent, as the case may be, and the Trustee.

Communication of Sale Information to Company by Agent:

      After the acceptance of an offer by the Company, the Selling Agent or Purchasing Agent, as the case may be, will communicate the following details of the terms of such offer (the "Sale Information") to the Company by telephone (confirmed in writing) or by facsimile transmission or other acceptable written means:

      (1)   Principal Amount of Certificated Securities to be purchased;

      (2) If a Fixed Rate Certificated Security, the interest rate and initial interest payment date;

      (3)   Trade Date;

      (4)   Settlement Date;

      (5)   Maturity Date;

      (6) Specified Currency and, if the Specified Currency is other than U.S. dollars, the applicable Exchange Rate for such Specified Currency;

      (7) The Exchange Rate Agent and the Exchange Rate Determination Date, if applicable;

      (8)   Issue Price;

      (9) Selling Agent's commission or Purchasing Agent's discount, as the case may be;

      (10)  Net Proceeds to the Company;

      (11) If a redeemable or repayable Certificated Security, such of the following as are applicable:

            (i)    Redemption Commencement Date,

            (ii)   Initial Redemption Price (% of par),

            (iii) Amount (% of par) that the Redemption Price shall decline (but not below par) on each anniversary of the Redemption Commencement Date,

            (iv)   Repayment date, and

            (v)    Repayment price;

      (12) If an Original Issue Discount Certificated Security, the total amount of Original Issue Discount, the yield to Maturity and the initial accrual period of Original Issue Discount;

      (13) If a Floating Rate Certificated Security, such of the following as are applicable:

            (i)    Interest Rate Basis,

            (ii)   Index Maturity and Index Currency,

            (iii)  Spread or Spread Multiplier,

            (iv)   Maximum Rate,

            (v)    Minimum Rate,

            (vi)   Initial Base Rate,

            (vii)  Initial Interest Rate,

            (viii) Interest Reset Dates,

            (ix)   Calculation Dates, (x) Interest Determination Dates,

            (xi)   Interest Payment Dates,

            (xii)  Regular Record Dates, and

            (xiii) Calculation Agent;

      (14) Name, address and taxpayer identification number of the registered owner(s);

      (15)  Denomination of certificates to be delivered at settlement;

      (16)  Book-Entry Security or Certificated Security; and

      (17)  Selling Agent or Purchasing Agent.

Preparation of Prospectus or Pricing Supplement by Company:

      If the Company accepts an offer to purchase a Certificated Security, it will prepare a Prospectus Supplement or Pricing Supplement, as applicable, reflecting the terms of such Certificated Security and arrange to have delivered to the Selling Agent or Purchasing Agent, as the case may be, at least ten copies of such Pricing Supplement, not later than 5:00 p.m., New York City time, on the business day following the Trade Date, or if the Company and the purchaser agree to settlement on the date of acceptance of such offer, not later than noon, New York City time, on such date. The Company will arrange to have the Pricing Supplement filed with the Commission not later than the close of business of the Commission on the fifth business day (or second business day, if such Certificated Security is to be sold pursuant to Rule 430A under the Securities Act) following the date on which such Pricing Supplement is first used.

Delivery of Confirmation and Prospectus to Purchaser by Selling Agent:

      The Selling Agent will deliver to the purchaser of a Certificated Security a written confirmation of the sale and delivery and payment instructions. In addition, the Selling Agent will deliver to such purchaser or its agent the Prospectus as amended or supplemented (including the Pricing Supplement, as applicable) in relation to such Certificated Security prior to or together with the earlier of the delivery to such purchaser or its agent of (a) the confirmation of sale or (b) the Certificated Security.

Date of Settlement:

      All offers of Certificated Securities solicited by a Selling Agent or made by a Purchasing Agent and accepted by the Company will be settled on a date (the "Settlement Date") which is the third business day after the date of acceptance of such offer, unless the Company and the purchaser agree to settlement (a) on another business day after the acceptance of such offer or (b) with respect to an offer accepted by the Company prior to 10:00 a.m., New York City time, on the date of such acceptance.

Instruction from Company to Trustee or Warrant Agent for Preparation of Certificated Securities:

      After receiving the Sale Information from the Selling Agent or Purchasing Agent, as the case may be, the Company will communicate such Sale Information to the Trustee or Warrant Agent by telephone (confirmed in writing) or by facsimile transmission or other acceptable written means.

      The Company will instruct the Trustee or Warrant Agent by facsimile transmission or other acceptable written means to authenticate and deliver the Certificated Securities no later than 2:15 p.m., New York City time, on the Settlement Date. Such instruction will be given by the Company prior to 3:00 p.m., New York City time, on the business day immediately preceding the Settlement Date unless the Settlement Date is the date of acceptance by the Company of the offer to purchase Certificated Securities in which case such instruction will be given by the Company by 11:00 a.m., New York City time.

Preparation and Delivery of Certificated Securities by Trustee or Warrant Agent and Receipt of Payment Therefor:

      The Trustee or Warrant Agent will prepare each Certificated Security and appropriate receipts that will serve as the documentary control of the transaction.

      In the case of a sale of Certificated Securities to a purchaser solicited by a Selling Agent, the Trustee or Warrant Agent will, by 2:15 p.m., New York City time, on the Settlement Date, deliver the Certificated Securities to the Selling Agent for the benefit of the purchaser of such Certificated Securities against delivery by the Selling Agent of a receipt therefor. On the Settlement Date the Selling Agent will deliver payment for such Certificated Securities in immediately available funds to the Company in an amount equal to the issue price of the Certificated Securities less the Selling Agent's commission; provided that the Selling Agent reserves the right to withhold payment for which it has not received funds from the purchaser. The Company shall not use any proceeds advanced by a Selling Agent to acquire securities. In the case of a sale of Certificated Securities to a Purchasing Agent, the Trustee or Warrant Agent will, by 2:15 p.m., New York City time, on the Settlement Date, deliver the Certificated Securities to the Purchasing Agent against delivery of payment for such Certificated Securities in immediately available funds to the Company in an amount equal to the issue price of the Certificated Securities less the Purchasing Agent's discount.

Failure of Purchaser to Pay Selling Agent:

      If a purchaser (other than a Purchasing Agent) fails to make payment to the Selling Agent for a Certificated Security, the Selling Agent will promptly notify the Trustee or Warrant Agent and the Company thereof by telephone (confirmed in writing) or by facsimile transmission or other acceptable written means. The Selling Agent will immediately return the Certificated Security to the Trustee or Warrant Agent. Immediately upon receipt of such Certificated Security by the Trustee or Warrant Agent, the Company will return to the Selling Agent an amount equal to the amount previously paid to the Company in respect of such Certificated Security. The Company will reimburse the Selling Agent on an equitable basis for its loss of the use of funds during the period when they were credited to the account of the Company. The Trustee or Warrant Agent will cancel the Certificated Security in respect of which the failure occurred, make appropriate entries in its records and, unless otherwise instructed by the Company, destroy the Certificated Security.

                                                                       ANNEX III

                               ACCOUNTANTS' LETTER

      Pursuant to Sections 4(j) and 6(d), as the case may be, of the Amended and Restated Distribution Agreement dated ________ __, 200_, the Company's independent certified public accountants shall furnish letters to the effect that:

            (i) They are independent certified public accountants with respect to the Company and its subsidiaries within the meaning of the Act and the applicable rules and regulations adopted by the Commission;

            (ii) In their opinion, the financial statements and any supplementary financial information and schedules (and, if applicable, financial forecasts and/or pro forma financial information) examined by them and included in the Registration Statement or the Prospectus as most recently amended or supplemented comply as to form in all material respects with the applicable accounting requirements of the Act or the Exchange Act, as applicable, and the related published rules and regulations thereunder; and, if applicable, they have made a review in accordance with standards established by the American Institute of Certified Public Accountants of the consolidated interim financial statements, selected financial data, pro forma financial information, financial forecasts and/or condensed financial statements derived from audited financial statements of the Company for the periods specified in such letter, as indicated in their reports thereon, copies of which have been furnished to the Agents;

            (iii) They have made a review in accordance with standards established by the American Institute of Certified Public Accountants of the unaudited condensed consolidated statements of income, consolidated balance sheets and consolidated statements of cash flows included in the Prospectus as most recently amended or supplemented as indicated in their reports thereon copies of which have been furnished to the Agents; and on the basis of specified procedures including inquiries of officials of the Company, who have responsibility for financial and accounting matters regarding whether the unaudited condensed consolidated financial statements referred to in paragraph (vi)(A)(i) below comply as to form in all material respects with the applicable accounting requirements of the Act and the Exchange Act and the related published rules and regulations, nothing came to their attention that caused them to believe that the unaudited condensed consolidated financial statements do not comply as to form in all material respects with the applicable accounting requirements of the Act and the Exchange Act and the related published rules and regulations;

            (iv) The unaudited selected financial information with respect to the consolidated results of operations and financial position of the Company for the five most recent fiscal years included in the Prospectus as most recently amended or supplemented agrees with the corresponding amounts (after restatement where applicable) in the audited consolidated financial statements for such fiscal years;

                                     III-1

            (v) They have compared the information in the Prospectus under selected captions with the disclosure requirements of Regulation S-K and on the basis of limited procedures specified in such letter nothing came to their attention as a result of the foregoing procedures that caused them to believe that this information does not conform in all material respects with the disclosure requirements of Items 301, 302, 402 and 503(d) respectively, of Regulation S-K;

            (vi) On the basis of limited procedures, not constituting an examination in accordance with generally accepted auditing standards, consisting of a reading of the unaudited financial statements and other information referred to below, a reading of the latest available interim financial statements of the Company and its subsidiaries, inspection of the minute books of the Company and its subsidiaries since the date of the latest audited financial statements included in the Prospectus as amended or supplemented, inquiries of officials of the Company and its subsidiaries responsible for financial and accounting matters and such other inquiries and procedures as may be specified in such letter, nothing came to their attention that caused them to believe that:

            (A) (i) the unaudited condensed consolidated statements of income, consolidated balance sheets and consolidated statements of cash flows included in the Prospectus as most recently amended or supplemented do not comply as to form in all material respects with the applicable accounting requirements of the Exchange Act and the related published rules and regulations, or (ii) any material modifications should be made to the unaudited condensed consolidated statements of income, consolidated balance sheets and consolidated statements of cash flows included in the Prospectus as most recently amended or supplemented for them to be in conformity with generally accepted accounting principles;

            (B) any other unaudited income statement data and balance sheet items included in the Prospectus as most recently amended or supplemented do not agree with the corresponding items in the unaudited consolidated financial statements from which such data and items were derived, and any such unaudited data and items were not determined on a basis substantially consistent with the basis for the corresponding amounts in the audited consolidated financial statements included in the Prospectus as most recently amended or supplemented;

            (C) the unaudited financial statements which were not included in the Prospectus as most recently amended or supplemented but from which were derived the unaudited condensed financial statements referred to in clause (A) and any unaudited income statement data and balance sheet items included in the Prospectus as most recently amended or supplemented and referred to in clause

                                     III-2

            (B) were not determined on a basis substantially consistent with the basis for the audited financial statements included in the Prospectus as most recently amended or supplemented;

            (D) any unaudited pro forma consolidated condensed financial statements included in the Prospectus as most recently amended or supplemented do not comply as to form in all material respects with the applicable accounting requirements of the Act and the published rules and regulations thereunder or the pro forma adjustments have not been properly applied to the historical amounts in the compilation of those statements as of a specified date not more than five days prior to the date of such letter, there have been any changes in the consolidated capital stock (other than issuances of capital stock upon exercise of options and stock appreciation rights, upon earn-outs of performance shares and upon conversions of convertible securities, in each case which were outstanding on the date of the latest balance sheet included in the Prospectus as most recently amended or supplemented) (or partners' capital as applicable) or any increase in the consolidated long-term debt of the Company and its subsidiaries, or any decreases in consolidated net current assets or stockholders' equity or other items specified by the Agents, or any increases in any items specified by the Agents, in each case as compared with amounts comparable shown in the latest balance sheet included in the Prospectus as most recently amended or supplemented, except in each case for changes, increases or decreases which the Prospectus discloses have occurred or may occur or which are described in such letter; and

            (E) for the period from the date of the latest financial statements included in the Prospectus as most recently amended or supplemented to the specified date referred to in clause (E) there were any decreases in consolidated total revenues or consolidated revenues, net of interest expense, pre-tax earnings or total or per share amounts of consolidated net income or other items specified by the Agents, or any increases in any items specified by the Agents, in each case as compared with the comparable items in the comparable period of the preceding year and with any other period of corresponding length specified by the Agents, except in each case for increases or decreases which the Prospectus discloses have occurred or may occur or which are described in such letter; and

            (vii) In addition to the audit referred to in their report(s) included in the Prospectus and the limited procedures, inspection of minute books, inquiries and other procedures referred to in paragraphs
      (iii) and (vi) above, they have carried out certain specified procedures, not constituting an audit in accordance with generally accepted

                                     III-3
      auditing standards, with respect to certain amounts, percentages and financial information specified by the Agents which are derived from the general accounting records of the Company and its subsidiaries which appear in the Prospectus, or in Part II of, or in exhibits and schedules to, the Registration Statement specified by the Agents, and have compared certain of such amounts, percentages and financial information with the accounting records of the Company and its subsidiaries and have found them to be in agreement.

All references in this Annex III to the Prospectus shall be deemed to refer to the Prospectus as defined in the Distribution Agreement as of the Commencement Date referred to in Section 6(d) thereof and to the Prospectus as amended or supplemented as of the date of the amendment, supplement or the Time of Delivery relating to the Terms Agreement requiring the delivery of such letter under
Section 4(m) thereof.

                                     III-4